UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07319

Fidelity Covington Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2026

EXPLANATORY NOTE: This Amendment No. 1 to Form N-CSR is being filed by Fidelity Covington Trust to correct the financial statements and related disclosures ("Financial Disclosures") included in Item 7 of the previously filed annual report for Fidelity CLO ETF ("Fund") for the fiscal year ended August 31, 2026 as well as to include the Fund's Statement Regarding Basis for Approval of Investment Advisory Contract ("Contract Approval Disclosure") required by Item 11 of Form N-CSR, initially filed with the Securities Exchange Commission on October 23, 2026 (Accession # 0000945908-26-000405) ("Initial Filing"). This amendment replaces the Financial Disclosures for the Fund with the correct and final versions and includes the previously omitted Contract Approval Disclosure for the Fund. All remaining information contained herein is identical to that contained in the Initial Filing.

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable High Yield ETF Fidelity® Sustainable High Yield ETF : FSYD Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Sustainable High Yield ETF for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable High Yield ETF	$ 57	0.55%
What affected the Fund's performance this period?

•U.S. high-yield bonds achieved a solid gain for the 12 months ending August 31, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds rose 5.59% and contributed to performance versus the benchmark, the ICE BofA US High Yield Constrained Index, for the fiscal year. By industry, security selection was the primary contributor, especially within technology & electronics, media, telecommunications, and energy.
•The top individual relative contributor was a stake in EchoStar (+63%), These securities were not held at period end. The second-largest relative contributor was an overweight in Organon (+22%). An underweight in Altice USA (-30%) also helped versus the benchmark.
•In contrast, the primary detractors from performance versus the benchmark were security selection in consumer goods and retail. Also detracting from our result were picks and an underweight in leisure.
•The largest individual relative detractor was an overweight in Cornerstone Building Brands (-49%). Another notable relative detractor was an overweight in Whirlpool (-10%). An overweight in Accendra Health returned roughly -44% and hurt the fund's relative result.
•Notable changes in positioning include decreased exposure to the media industry and a higher allocation to health care.

Application of FMR's environmental, social, and government ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 15, 2022 through August 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Sustainable High Yield ETF - NAV A	6.45%	5.78%
ICE® BofA® US High Yield Constrained Index A	4.80%	5.37%
ICE® US High Yield Best-in-Class ESG Index A	4.99%	5.28%
Bloomberg U.S. Universal Bond Index A	2.23%	1.24%
A   From February 15, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2026)

KEY FACTS
Fund Size	$145,598,058
Number of Holdings	371
Total Advisory Fee	$567,853
Portfolio Turnover	99%
What did the Fund invest in?
(as of August 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AA - 0.1
A - 0.2
BBB - 3.1
BB - 50.4
B - 27.6
CCC,CC,C - 13.0
Not Rated - 3.1
Equities - 1.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 87.2
Bank Loan Obligations - 9.9
Preferred Stocks - 0.5
Common Stocks - 0.5
Preferred Securities - 0.4
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 1.8
Ghana - 1.2
Switzerland - 1.0
Luxembourg - 1.0
France - 0.7
Colombia - 0.7
Brazil - 0.6
Nigeria - 0.3
Others - 0.8

TOP HOLDINGS (% of Fund's net assets)
CVS Health Corp	2.7
Hilton Domestic Operating Co Inc	2.3
Tenet Healthcare Corp	2.3
PG&E Corp	2.3
XPLR Infrastructure Operating Partners LP	2.2
Block Inc	2.2
Wayfair LLC	2.0
NRG Energy Inc	2.0
Sunoco LP	1.9
Level 3 Financing Inc	1.9
21.8
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual proxy and shareholder meeting expense cap expired during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913683.102    6508-TSRA-1026

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2026
Fidelity® Preferred Securities & Income ETF Fidelity® Preferred Securities & Income ETF : FPFD Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Preferred Securities & Income ETF for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Preferred Securities & Income ETF	$ 60	0.59%
What affected the Fund's performance this period?

•U.S. high-yield bonds achieved a solid gain for the 12 months ending August 31, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection in the utility and telecommunications industries were the primary detractors from the fund's performance versus the benchmark, the ICE U.S. All Capital Securities Constrained Custom Index, for the fiscal year.
•The largest individual relative detractor was an overweight in T-Mobile USA (-6%). This period we increased our position in T-Mobile. A second notable relative detractor was an overweight in AT&T (-9%), another position we increased this period. Also hurting the fund's result was an overweight in Southern (-4%). This period we increased our position in Southern, which was one of the fund's biggest holdings.
•In contrast, the biggest contributors to performance versus the benchmark were security selection and an overweight in energy, along with our picks in financial services. The fund's stake in cash also helped relative performance this period.
•The top individual relative contributor was an overweight in Energy Transfer Group (+8%), the fund's largest holding and a position we increased the past 12 months. The second-largest relative contributor was an overweight in BNY Mellon (+6%). A third relative contributor was timely non-benchmark exposure to Compass Holdings (+21%), which was not held on August 31.
•Notable changes in positioning include decreased exposure to financial services and a higher allocation to banking.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 15, 2021 through August 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Preferred Securities & Income ETF - NAV A	2.52%	1.41%	1.63%
ICE® BofA® US All Capital Securities Index A	3.01%	1.96%	2.10%
ICE U.S. All Capital Securities Constrained Custom Index A	3.00%	1.86%	2.01%
Bloomberg U.S. Universal Bond Index A	2.23%	0.10%	0.33%
A   From June 15, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2026)

KEY FACTS
Fund Size	$79,324,127
Number of Holdings	332
Total Advisory Fee	$461,497
Portfolio Turnover	19%
What did the Fund invest in?
(as of August 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

A - 5.7
BBB - 27.5
BB - 27.4
B - 1.4
CCC,CC,C - 0.4
Not Rated - 0.2
Equities - 34.2
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Preferred Securities - 39.3
Preferred Stocks - 34.2
Corporate Bonds - 23.3
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 85.6
Canada - 6.1
Japan - 4.0
France - 1.7
United Kingdom - 1.6
Germany - 0.7
Ireland - 0.2
Monaco - 0.1
Bermuda - 0.0

TOP HOLDINGS (% of Fund's net assets)
Energy Transfer LP	6.5
Citigroup Inc	4.2
Goldman Sachs Group Inc/The	3.8
Enbridge Inc	2.9
JPMorgan Chase & Co	2.4
Bank of America Corp	2.2
PNC Financial Services Group Inc/The	1.9
Nippon Life Insurance Co	1.7
Wells Fargo & Co	1.6
NextEra Energy Capital Holdings Inc	1.6
28.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913676.102    6414-TSRA-1026

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enhanced High Yield ETF Fidelity® Enhanced High Yield ETF : FDHY Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Enhanced High Yield ETF for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enhanced High Yield ETF	$ 36	0.35%
What affected the Fund's performance this period?

•U.S. high-yield bonds achieved a solid gain for the 12 months ending August 31, 2026, driven by resilient corporate fundamentals, falling yields, historically compressed spreads, a steady economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the fund's core investment in high-yield bonds rose 6.83% and contributed to performance versus the benchmark, the ICE BofA BB-B US High Yield Constrained Index, for the fiscal year. By industry, security selection was the primary contributor, led by energy, basic industry and media.
•The top individual relative contributor was an overweight in DIRECTV Financing (+14%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in EnQuest (+13%). An underweight in Virgin Media Secured Finance (-10%) also contributed versus the benchmark. It was not held at period end.
•In contrast, the primary detractors from performance versus the benchmark were our choices and an overweight in financial services. Security selection in automotive also hampered the fund's result.
•The biggest individual relative detractor was a stake in goeasy (-10%), which was sold by August 31. A second notable relative detractor was an overweight in Pagaya US Holdings (-5%). A non-benchmark stake in Chicago Board of Trade returned about -2% and notably hurt. It was not held at period end.
•Notable changes in positioning include decreased exposure to the financial services industry and a higher allocation to utility.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 12, 2018 through August 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Enhanced High Yield ETF - NAV A	6.41%	3.84%	5.88%
ICE® BofA® BB-B US High Yield Constrained Index A	5.32%	3.90%	5.13%
Bloomberg U.S. Universal Bond Index A	2.23%	0.10%	2.25%
A   From June 12, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2026)

KEY FACTS
Fund Size	$605,508,653
Number of Holdings	297
Total Advisory Fee	$1,731,940
Portfolio Turnover	55%
What did the Fund invest in?
(as of August 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

BBB - 5.2
BB - 38.5
B - 50.3
CCC,CC,C - 3.7
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 96.8
Preferred Securities - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 79.6
Canada - 5.2
United Kingdom - 2.6
Australia - 2.5
Denmark - 1.4
Guatemala - 1.2
Cameroon - 1.0
France - 0.9
Italy - 0.9
Others - 4.7

TOP HOLDINGS (% of Fund's net assets)
TransDigm Inc	2.7
CoreWeave Inc	1.5
Resorts World Las Vegas LLC / RWLV Capital Inc	1.5
Genmab A/S/Genmab Finance LLC	1.4
Rithm Capital Corp	1.3
AmeriGas Partners LP / AmeriGas Finance Corp	1.3
Delek Logistics Partners LP / Delek Logistics Finance Corp	1.3
Brookfield Residential Properties Inc / Brookfield Residential US LLC	1.2
Millicom International Cellular SA	1.2
Icahn Enterprises LP / Icahn Enterprises Finance Corp	1.2
14.6
How has the Fund changed?

This is a summary of certain changes to the Fund since September 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by October 30, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.
The fund's contractual proxy and shareholder meeting expense cap expired during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913656.102    3088-TSRA-1026

ANNUAL SHAREHOLDER REPORT | AS OF AUGUST 31, 2026
Fidelity® CLO ETF Fidelity® CLO ETF : FCLO Principal U.S. Listing Exchange : The Nasdaq Stock Market LLC®

This annual shareholder report contains information about Fidelity® CLO ETF for the period February 10, 2026 to August 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® CLO ETFA	$ 0 B	0.00%C
AExpenses for the full reporting period would be higher.
BAmount represents less than $.50
CAmount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds achieved a gain for the 12 months ending August 31, 2026, buoyed by three policy interest-rate cuts by the Federal Reserve in late 2025, but pulled down since then by rising bond yields amid higher consumer inflation, a resilient economy and heavy U.S. Treasury issuance.
•Against this backdrop, the Co-Portfolio Managers' selection among collateralized loan obligations - a type of asset-backed security that is typically collateralized by a diverse pool of leveraged loans - contributed to the ETF's performance versus the J.P. Morgan CLO High Quality Mezzanine Index.
•In contrast, the ETF's yield-curve positioning - including a slightly longer-than-benchmark spread duration - modestly detracted from relative performance.
•The majority of the fund's assets are invested in floating-rate CLOs rated from BBB+ to B- (or, if unrated, determined to be of comparable quality), typically referred to as "mezzanine" and "junior" debt tranches. The ETF also may invest a portion of assets (up to 30%) in higher-rated CLO debt tranches, as well as in cash or other short-term instruments, such as money market instruments or money market funds.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2026 through August 31, 2026.
Initial investment of $10,000.

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of August 31, 2026)

KEY FACTS
Fund Size	$31,322,260
Number of Holdings	80
Total Advisory Fee	$0
Portfolio Turnover	46%
What did the Fund invest in?
(as of August 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 7.6
AA - 1.6
A - 9.7
BBB - 26.4
BB - 10.0
Not Rated - 42.5
Equities - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Asset-Backed Securities - 95.3
CMOs and Other Mortgage Related Securities - 2.5
Fixed-Income Funds - 1.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

Grand Cayman (UK Overseas Ter) - 79.4
United States - 10.3
Bailiwick Of Jersey - 8.7
Bermuda - 1.6

TOP HOLDINGS (% of Fund's net assets)
Magnetite XXI Ltd	3.2
Ocp CLO Aegis Ltd	2.9
Freddie Mac STACR REMIC Trust	2.5
Galaxy CLO Ltd	2.4
Elmwood CLO Ltd	2.4
Rowe CLO Ltd	2.2
Neuberger Berman Loan Advisers CLO 46 Ltd	2.1
Sandstone Peak III Ltd	2.0
Elmwood CLO 25 Ltd	2.0
Anchorage Capital CLO Ltd	2.0
23.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9921391.100    9166-TSRA-1026

Item 2.

Code of Ethics

As of the end of the period, August 31, 2026, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Karen B. Peetz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Peetz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity CLO ETF, Fidelity Enhanced High Yield ETF, Fidelity Preferred Securities & Income ETF, and Fidelity Sustainable High Yield ETF (the “Funds”):

Services Billed by PwC

August 31, 2026 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity CLO ETF	$35,800	$-	$9,200	$700
Fidelity Enhanced High Yield ETF	$38,300	$-	$7,800	$1,100
Fidelity Preferred Securities & Income ETF	$38,600	$-	$7,800	$1,100
Fidelity Sustainable High Yield ETF	$37,500	$-	$7,900	$1,100

August 31, 2025 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity CLO ETF	$-	$-	$-	$-
Fidelity Enhanced High Yield ETF	$38,800	$-	$7,800	$1,200
Fidelity Preferred Securities & Income ETF	$39,100	$-	$7,800	$1,200
Fidelity Sustainable High Yield ETF	$38,000	$-	$7,900	$1,200

A Amounts may reflect rounding.
B Fidelity CLO ETF commenced operations on February 10, 2026.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2026A,B	August 31, 2025A,B
Audit-Related Fees	$9,348,700	$9,680,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding
B May include amounts billed prior to the Fidelity CLO ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2026A,B	August 31, 2025A,B
PwC	$14,597,800	$14,664,700

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity CLO ETF’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  As of August 31, 2026, the members of the Audit Committee were Vijay C. Advani, Thomas A. Kennedy, Karen B. Peetz, and Susan Tomasky.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Enhanced High Yield ETF
Fidelity® Preferred Securities & Income ETF

Annual Report
August 31, 2026
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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
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Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Enhanced High Yield ETF
Schedule of Investments August 31, 2026
Showing Percentage of Net Assets
Non-Convertible Corporate Bonds - 96.8%
	Principal Amount (a)	Value ($)
AUSTRALIA - 2.5%
Materials - 2.5%
Chemicals - 0.3%
Nufarm Australia Ltd / Nufarm Americas Inc 5% 1/27/2030 (d)	1,780,000	1,673,562
Metals & Mining - 2.2%
Fortescue Treasury Pty Ltd 4.375% 4/1/2031 (d)	2,710,000	2,558,739
Fortescue Treasury Pty Ltd 5.875% 4/15/2030 (d)	1,428,000	1,433,828
Fortescue Treasury Pty Ltd 6.125% 4/15/2032 (d)	1,200,000	1,213,293
Mineral Resources Ltd 6% 5/1/2032 (d)	765,000	755,149
Mineral Resources Ltd 7% 4/1/2031 (d)	1,490,000	1,536,596
Mineral Resources Ltd 8.5% 5/1/2030 (d)	4,129,000	4,262,466
PLS Group Ltd 6.875% 5/1/2031 (d)	1,495,000	1,526,376
		13,286,447
TOTAL AUSTRALIA		14,960,009
BRAZIL - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Karoon USA Finance Inc 10.5% 5/14/2029 (d)	4,262,000	4,403,797
CAMEROON - 1.0%
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Golar LNG Ltd 7.5% 10/2/2030 (d)	5,659,000	5,756,618
CANADA - 5.2%
Consumer Discretionary - 2.2%
Hotels, Restaurants & Leisure - 1.0%
1011778 BC ULC / New Red Finance Inc 4% 10/15/2030 (d)	3,050,000	2,880,110
1011778 BC ULC / New Red Finance Inc 4.375% 1/15/2028 (d)	1,340,000	1,326,669
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (d)	2,000,000	2,024,214
		6,230,993
Household Durables - 1.2%
Brookfield Residential Properties Inc / Brookfield Residential US LLC 4.875% 2/15/2030 (d)	4,300,000	4,052,446
Brookfield Residential Properties Inc / Brookfield Residential US LLC 5% 6/15/2029 (d)	3,334,000	3,194,095
		7,246,541
TOTAL CONSUMER DISCRETIONARY		13,477,534
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Saturn Oil & Gas Inc 8.5% 7/30/2031 (d)	1,200,000	1,245,854
Industrials - 1.0%
Aerospace & Defense - 0.0%
Bombardier Inc 7.25% 7/1/2031 (d)	130,000	135,889
Machinery - 1.0%
New Flyer Holdings Inc 9.25% 7/1/2030 (d)	5,414,000	5,810,830
TOTAL INDUSTRIALS		5,946,719
Materials - 1.1%
Metals & Mining - 1.1%
Algoma Steel Inc 9.125% 4/15/2029 (d)	4,430,000	4,233,862
Champion Iron Canada Inc 7.875% 7/15/2032 (d)	2,432,000	2,480,329
TOTAL MATERIALS		6,714,191
Utilities - 0.7%
Gas Utilities - 0.7%
AltaGas Ltd 7.2% 10/15/2054 (b)(d)	4,180,000	4,323,625
TOTAL CANADA		31,707,923
COTE D'IVOIRE - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Endeavour Mining PLC 7% 5/28/2030 (d)	2,771,000	2,821,224
DENMARK - 1.4%
Health Care - 1.4%
Biotechnology - 1.4%
Genmab A/S/Genmab Finance LLC 6.25% 12/15/2032 (d)	3,420,000	3,470,561
Genmab A/S/Genmab Finance LLC 7.25% 12/15/2033 (d)	5,050,000	5,261,408

TOTAL DENMARK		8,731,969
FRANCE - 0.5%
Energy - 0.5%
Energy Equipment & Services - 0.5%
Viridien 10% 10/15/2030 (d)	3,104,000	3,274,127
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Financials - 0.2%
Financial Services - 0.2%
Global Aircraft Leasing Co Ltd 8.75% 9/1/2027 (d)	1,000,000	1,016,942
GREECE - 0.8%
Industrials - 0.8%
Marine Transportation - 0.8%
Danaos Corp 6.875% 10/15/2032 (d)	4,700,000	4,803,400
GUATEMALA - 1.2%
Communication Services - 1.2%
Wireless Telecommunication Services - 1.2%
Millicom International Cellular SA 4.5% 4/27/2031 (d)	5,674,000	5,292,452
Millicom International Cellular SA 7.375% 4/2/2032 (d)	1,854,000	1,904,985

TOTAL GUATEMALA		7,197,437
INDONESIA - 0.8%
Materials - 0.8%
Metals & Mining - 0.8%
Nickel Industries Ltd 9% 9/30/2030 (d)	4,700,000	4,847,345
IRELAND - 0.3%
Financials - 0.1%
Financial Services - 0.1%
GGAM Finance Ltd 6.875% 4/15/2029 (d)	380,000	386,179
Industrials - 0.2%
Commercial Services & Supplies - 0.2%
Cimpress PLC 7.375% 9/15/2032 (d)	1,300,000	1,314,450
TOTAL IRELAND		1,700,629
ITALY - 0.9%
Communication Services - 0.8%
Diversified Telecommunication Services - 0.8%
Telecom Italia Capital SA 7.2% 7/18/2036	1,103,000	1,208,474
Telecom Italia Capital SA 7.721% 6/4/2038	3,420,000	3,892,573
TOTAL COMMUNICATION SERVICES		5,101,047
Financials - 0.1%
Banks - 0.1%
UniCredit SpA 7.296% 4/2/2034 (b)(d)	328,693	342,530
TOTAL ITALY		5,443,577
SWEDEN - 0.0%
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
Stena International SA 7.625% 2/15/2031 (d)	522,000	539,365
TANZANIA - 0.7%
Information Technology - 0.7%
Communications Equipment - 0.7%
HTA Group Ltd/Mauritius 7.5% 6/4/2029 (d)	3,875,000	3,970,131
TURKEY - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
Eldorado Gold Corp 6.25% 9/1/2029 (d)	3,017,000	3,010,664
UNITED KINGDOM - 2.5%
Consumer Discretionary - 0.8%
Specialty Retail - 0.8%
Belron UK Finance PLC 5.75% 10/15/2029 (d)	4,700,000	4,718,001
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
EnQuest PLC 9.875% 4/30/2031 (d)	5,940,000	6,282,530
Ithaca Energy North Sea PLC 8.125% 10/15/2029 (d)	3,105,000	3,226,182
TOTAL ENERGY		9,508,712
Financials - 0.1%
Capital Markets - 0.1%
Marex UK Holdings Ltd 5.68% 4/21/2031	739,000	731,301
TOTAL UNITED KINGDOM		14,958,014
UNITED STATES - 76.9%
Communication Services - 9.3%
Diversified Telecommunication Services - 3.0%
APLD ComputeCo 3 LLC 7% 6/15/2031 (d)(e)	2,510,000	2,416,632
Core Scientific Finance I LLC 7.75% 5/15/2031 (d)(e)	3,590,000	3,483,315
Flash Compute LLC 7.25% 12/31/2030 (d)	930,000	934,823
Galaxy Helios Data Centers II LLC 9.875% 8/1/2031 (d)	3,500,000	3,466,497
GCI LLC 4.75% 10/15/2028 (d)	2,430,000	2,387,983
Level 3 Financing Inc 8.5% 1/15/2036 (d)	1,250,000	1,307,070
Meridian Arc Holdco LLC 6.25% 4/30/2031 (d)(e)	1,535,000	1,459,388
Space Exploration Technologies Corp 5.875% 7/15/2036 (d)	1,100,000	1,036,716
Verizon Communications Inc 6.2% 5/14/2056 (b)	1,450,000	1,399,230
		17,891,654
Entertainment - 1.1%
Live Nation Entertainment Inc 4.75% 10/15/2027 (d)	4,575,000	4,551,274
OAK-Eagle Acquireco Inc 7.25% 7/1/2033 (d)	875,000	909,928
OAK-Eagle Acquireco Inc 8.75% 7/1/2034 (d)	950,000	1,008,258
		6,469,460
Media - 5.2%
AMC Global Media Inc 10.5% 7/15/2032 (d)	2,850,000	3,013,231
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (d)(e)	2,136,000	1,780,963
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 2/1/2031 (d)	75,000	67,641
CCO Holdings LLC / CCO Holdings Capital Corp 4.5% 6/1/2033 (d)(e)	1,040,000	901,607
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (d)(e)	1,420,000	1,386,436
Directv Financing LLC / Directv Financing Co-Obligor Inc 10% 2/15/2031 (d)(e)	2,000,000	2,116,508
Directv Financing LLC / Directv Financing Co-Obligor Inc 5.875% 8/15/2027 (d)	133,000	132,637
Directv Financing LLC 8.875% 2/1/2030 (d)	3,316,000	3,391,774
Directv Financing LLC 8.875% 2/1/2030 (d)(e)	2,210,000	2,260,930
Discovery Communications LLC 6.35% 6/1/2040	4,250,000	3,421,250
Discovery Global Holdings Inc 5.05% 3/15/2042	2,045,000	1,490,294
Dotdash Meredith Inc 7.625% 6/15/2032 (d)	5,365,000	5,149,970
Lamar Media Corp 3.625% 1/15/2031	2,120,000	1,973,857
Lamar Media Corp 5.375% 11/1/2033 (d)(e)	1,245,000	1,211,366
Nexstar Media Inc 7.25% 4/15/2034 (d)(e)	1,765,000	1,787,797
Outfront Media Capital LLC / Outfront Media Capital Corp 4.25% 1/15/2029 (d)	105,000	102,268
Outfront Media Capital LLC / Outfront Media Capital Corp 6% 6/15/2034 (d)(e)	1,565,000	1,546,170
		31,734,699
TOTAL COMMUNICATION SERVICES		56,095,813
Consumer Discretionary - 9.9%
Automobile Components - 2.7%
Aptiv Swiss Holdings Ltd 6.875% 12/15/2054 (b)	4,885,000	4,926,474
Cooper-Standard Automotive Inc 9.25% 3/1/2031 (d)(e)	4,310,000	4,360,618
Dorman Products Inc 6.25% 6/15/2034 (d)	935,000	944,050
Garrett Motion Holdings Inc / Garrett LX I Sarl 7.75% 5/31/2032 (d)	3,138,000	3,262,805
Patrick Industries Inc 6.375% 11/1/2032 (d)(e)	1,000,000	998,485
Phinia Inc 6.625% 10/15/2032 (d)	2,104,000	2,137,723
		16,630,155
Automobiles - 0.1%
Thor Industries Inc 4% 10/15/2029 (d)	732,000	698,199
Broadline Retail - 1.2%
Family Dollar Stores LLC 10% 7/31/2031 (d)	2,980,000	2,988,928
Wayfair LLC 7.125% 5/31/2034 (d)(e)	180,000	186,701
Wayfair LLC 7.75% 9/15/2030 (d)	3,905,000	4,110,442
		7,286,071
Hotels, Restaurants & Leisure - 3.7%
Carnival Corp Ltd 5.75% 8/1/2032 (d)	1,000,000	989,626
Hilton Domestic Operating Co Inc 5.5% 9/15/2031 (d)(e)	1,145,000	1,140,561
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (d)(e)	1,050,000	1,049,076
Light & Wonder International Inc 6.25% 10/1/2033 (d)(e)	630,000	628,425
Light & Wonder International Inc 7.25% 11/15/2029 (d)	45,000	45,735
Marriott Ownership Resorts Inc 6.5% 10/1/2033 (d)(e)	625,000	621,716
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp 4.875% 5/1/2029 (d)	1,972,000	1,926,417
NCL Corp Ltd 6.25% 9/15/2033 (d)	840,000	785,784
Resorts World Las Vegas LLC / RWLV Capital Inc 4.625% 4/16/2029 (d)	3,956,000	3,599,975
Resorts World Las Vegas LLC / RWLV Capital Inc 4.625% 4/6/2031 (d)	2,100,000	1,787,331
Resorts World Las Vegas LLC / RWLV Capital Inc 8.45% 7/27/2030 (d)(e)	3,746,000	3,743,019
Viking Cruises Ltd 5.875% 10/15/2033 (d)	3,035,000	3,003,828
Wyndham Hotels & Resorts Inc 4.375% 8/15/2028 (d)	500,000	491,073
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6.25% 3/15/2033 (d)(e)	1,000,000	1,000,099
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 7.125% 2/15/2031 (d)(e)	1,527,000	1,603,210
		22,415,875
Household Durables - 1.1%
Installed Building Products Inc 5.625% 2/1/2034 (d)(e)	1,420,000	1,384,201
K Hovnanian Enterprises Inc 8.375% 10/1/2033 (d)(e)	1,300,000	1,330,778
LGI Homes Inc 4% 7/15/2029 (d)(e)	883,000	825,861
Somnigroup International Inc 3.875% 10/15/2031 (d)(e)	3,453,000	3,158,676
		6,699,516
Specialty Retail - 0.4%
Academy Ltd 5.875% 5/15/2031 (d)	760,000	754,847
Advance Auto Parts Inc 7.375% 8/1/2033 (d)(e)	1,625,000	1,665,658
		2,420,505
Textiles, Apparel & Luxury Goods - 0.7%
Kontoor Brands Inc 4.125% 11/15/2029 (d)	2,020,000	1,931,231
William Carter Co/The 7.38% 2/15/2031 (d)(e)	1,955,000	2,018,354
		3,949,585
TOTAL CONSUMER DISCRETIONARY		60,099,906
Consumer Staples - 1.4%
Consumer Staples Distribution & Retail - 0.6%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC 5.5% 3/31/2031 (d)	385,000	372,995
Performance Food Group Inc 4.25% 8/1/2029 (d)	2,201,000	2,136,695
Performance Food Group Inc 5.625% 3/1/2034 (d)	880,000	854,845
US Foods Inc 4.75% 2/15/2029 (d)	45,000	44,403
		3,408,938
Food Products - 0.7%
Post Holdings Inc 4.625% 4/15/2030 (d)	862,000	830,617
Post Holdings Inc 6.25% 10/15/2034 (d)(e)	1,020,000	983,329
Post Holdings Inc 6.375% 3/1/2033 (d)(e)	1,122,000	1,102,494
Post Holdings Inc 6.5% 3/15/2036 (d)(e)	1,425,000	1,381,102
		4,297,542
Personal Care Products - 0.1%
Prestige Brands Inc 6.25% 6/30/2034 (d)(e)	1,070,000	1,074,596
TOTAL CONSUMER STAPLES		8,781,076
Energy - 10.2%
Energy Equipment & Services - 2.3%
Bristow Group Inc 6.75% 2/1/2033 (d)	4,790,000	4,824,076
Noble Finance II LLC 6.25% 6/15/2034 (d)	2,465,000	2,419,432
Noble Finance II LLC 8% 4/15/2030 (d)	808,000	835,451
Valaris Ltd 8.375% 4/30/2030 (d)	4,042,000	4,202,868
Weatherford International Ltd 6.75% 10/15/2033 (d)	1,900,000	1,937,398
		14,219,225
Oil, Gas & Consumable Fuels - 7.9%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp 8.625% 6/15/2029 (d)	762,000	793,455
BKV Upstream Midstream LLC 7.5% 10/15/2030 (d)	1,105,000	1,118,836
California Resources Corp 7% 1/15/2034 (d)	2,415,000	2,414,786
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 2/15/2031 (d)	1,750,000	1,896,052
Comstock Resources Inc 6.75% 3/1/2029 (d)	3,662,000	3,621,783
Comstock Resources Inc 6.75% 3/1/2029 (d)	1,900,000	1,884,416
CQP Holdco LP / BIP-V Chinook Holdco LLC 7.5% 12/15/2033 (d)	365,000	382,967
CVR Energy Inc 7.5% 2/15/2031 (d)	1,005,000	1,035,526
DBR Land Holdings LLC 6.25% 12/1/2030 (d)	2,369,000	2,412,116
Delek Logistics Partners LP / Delek Logistics Finance Corp 6.875% 6/1/2034 (d)	1,660,000	1,674,563
Delek Logistics Partners LP / Delek Logistics Finance Corp 7.375% 6/30/2033 (d)	1,595,000	1,641,631
Delek Logistics Partners LP / Delek Logistics Finance Corp 8.625% 3/15/2029 (d)	3,638,000	3,765,949
Genesis Energy LP / Genesis Energy Finance Corp 6.75% 3/15/2034 (e)	1,010,000	1,016,865
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (d)(e)	981,000	1,008,836
Global Partners LP / GLP Finance Corp 8.25% 1/15/2032 (d)(e)	335,000	350,330
Harvest Midstream I LP 7.5% 5/15/2032 (d)	565,000	586,368
Infinity Natural Resources LLC 7.625% 4/1/2031 (d)(e)	2,445,000	2,477,399
Kinetik Holdings LP 6.625% 12/15/2028 (d)	1,435,000	1,460,615
Moss Creek Resources Holdings Inc 8.25% 9/1/2031 (d)	6,100,000	6,186,242
Murphy Oil USA Inc 3.75% 2/15/2031 (d)	1,250,000	1,165,252
Northern Oil & Gas Inc 7.5% 9/1/2034 (d)	150,000	151,180
Par Petroleum LLC 7.375% 6/1/2034 (d)	570,000	591,481
Sunoco LP 6.625% 8/15/2032 (d)	700,000	711,323
Talos Production Inc 8% 7/15/2034 (d)	1,610,000	1,664,911
TGNR Intermediate Holdings LLC 5.5% 10/15/2029 (d)	2,640,000	2,608,085
Venture Global LNG Inc 9.875% 2/1/2032 (d)(e)	4,400,000	4,690,677
		47,311,644
TOTAL ENERGY		61,530,869
Financials - 8.9%
Capital Markets - 0.4%
Focus Financial Partners LLC 6.75% 9/15/2031 (d)(e)	641,000	637,653
Main Street Capital Corp 5.4% 8/15/2028	800,000	798,780
Stonex Escrow Issuer LLC 6.875% 7/15/2032 (d)	750,000	762,530
		2,198,963
Consumer Finance - 4.4%
Atlanticus Holdings Corp 9.75% 9/1/2030 (d)(e)	5,860,000	5,971,311
Bread Financial Holdings Inc 8.375% 6/15/2035 (b)(d)(e)	3,220,000	3,358,093
Credit Acceptance Corp 6.625% 3/15/2030 (d)	500,000	502,187
Enova International Inc 9.125% 8/1/2029 (d)	4,911,000	5,135,123
Figure Technology Solutions Inc 8.5% 7/31/2031 (d)	5,360,000	5,423,323
OneMain Finance Corp 7.125% 3/15/2034	690,000	690,126
OneMain Finance Corp 7.875% 3/15/2030	1,166,000	1,208,973
PROG Holdings Inc 6% 11/15/2029 (d)	2,564,000	2,521,621
Synchrony Financial 7.25% 2/2/2033 (e)	1,809,000	1,873,350
		26,684,107
Financial Services - 2.0%
Block Inc 6% 8/15/2033 (d)	305,000	304,445
HA Sustainable Infrastructure Capital Inc 5.95% 7/15/2033 (d)	750,000	741,161
HA Sustainable Infrastructure Capital Inc 6.15% 1/15/2031	500,000	508,359
Icahn Enterprises LP / Icahn Enterprises Finance Corp 10% 11/15/2029 (d)	1,900,000	1,841,104
Icahn Enterprises LP / Icahn Enterprises Finance Corp 4.375% 2/1/2029	2,197,000	1,877,457
Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25% 5/15/2027	2,000,000	1,985,594
Icahn Enterprises LP / Icahn Enterprises Finance Corp 9.75% 1/15/2029	1,515,000	1,450,046
PHH Escrow Issuer LLC/PHH Corp 9.875% 11/1/2029 (d)	1,555,000	1,535,584
WS Escrow LLC 7.75% 6/1/2033 (d)	1,835,000	1,910,437
		12,154,187
Insurance - 0.4%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.5% 10/1/2031 (d)	500,000	502,352
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 7% 1/15/2031 (d)	725,000	736,456
Assurant Inc 7% 3/27/2048 (b)	1,170,000	1,185,661
		2,424,469
Mortgage Real Estate Investment Trusts (REITs) - 1.7%
Arbor Realty SR Inc 8.5% 12/15/2028 (d)(e)	1,531,000	1,520,172
EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM 7.375% 9/30/2030 (d)	640,000	637,203
Rithm Capital Corp 8% 4/1/2029 (d)	5,301,000	5,373,952
Rithm Capital Corp 8% 7/15/2030 (d)	1,305,000	1,311,854
Rithm Capital Corp 8.5% 6/1/2031 (d)	1,275,000	1,288,149
		10,131,330
TOTAL FINANCIALS		53,593,056
Health Care - 5.3%
Health Care Equipment & Supplies - 0.0%
Insulet Corp 6.5% 4/1/2033 (d)	165,000	167,615
Health Care Providers & Services - 2.1%
CHS/Community Health Systems Inc 9.75% 1/15/2034 (d)(e)	1,575,000	1,606,559
DaVita Inc 3.75% 2/15/2031 (d)	525,000	484,954
DaVita Inc 4.625% 6/1/2030 (d)	2,199,000	2,124,886
DaVita Inc 6.75% 7/15/2033 (d)(e)	1,850,000	1,892,704
Encompass Health Corp 5.875% 6/1/2034 (d)	765,000	761,526
Humana Inc 6.625% 9/15/2056 (b)	4,950,000	4,907,888
LifePoint Health Inc 9.875% 8/15/2030 (d)	542,000	569,818
Tenet Healthcare Corp 6% 11/15/2033 (d)(e)	355,000	356,056
		12,704,391
Health Care Technology - 0.2%
IQVIA Inc 6.25% 6/1/2032 (d)(e)	1,240,000	1,262,456
Pharmaceuticals - 3.0%
Endo Finance Holdings LP 8.5% 4/15/2031 (d)	460,000	484,927
Harrow Inc 8.625% 9/15/2030 (d)	5,210,000	5,330,716
HLF Financing Sarl LLC / Herbalife International Inc 4.875% 6/1/2029 (d)(e)	3,796,000	3,577,159
HLF Financing Sarl LLC / Herbalife International Inc 7.75% 5/1/2033 (d)(e)	2,990,000	3,020,583
Jazz Securities DAC 4.375% 1/15/2029 (d)	5,872,000	5,762,879
		18,176,264
TOTAL HEALTH CARE		32,310,726
Industrials - 11.7%
Aerospace & Defense - 2.9%
ATI Inc 5.875% 6/15/2033 (e)	290,000	292,574
Axon Enterprise Inc 6.25% 3/15/2033 (d)	490,000	498,577
BWX Technologies Inc 4.125% 6/30/2028 (d)	700,000	688,662
TransDigm Inc 4.625% 1/15/2029	2,600,000	2,552,947
TransDigm Inc 4.875% 5/1/2029	2,775,000	2,733,606
TransDigm Inc 6.125% 7/31/2034 (d)(e)	670,000	662,278
TransDigm Inc 6.25% 1/31/2034 (d)	135,000	136,503
TransDigm Inc 6.375% 3/1/2029 (d)(e)	1,107,000	1,123,400
TransDigm Inc 6.375% 5/31/2033 (d)	5,570,000	5,585,139
TransDigm Inc 6.875% 12/15/2030 (d)(e)	2,588,000	2,653,029
		16,926,715
Building Products - 1.2%
APi Group DE Inc 5.75% 6/1/2034 (d)	2,325,000	2,280,381
Builders FirstSource Inc 4.25% 2/1/2032 (d)	500,000	459,576
Builders FirstSource Inc 6.75% 5/15/2035 (d)(e)	1,310,000	1,309,799
EMRLD Borrower LP / Emerald Co-Issuer Inc 6.75% 7/15/2031 (d)	375,000	386,497
Griffon Corp 6.25% 10/1/2034 (d)	2,330,000	2,337,618
Miter Brands Acquisition Holdco Inc / MIWD Borrower LLC 6.75% 4/1/2032 (d)(e)	240,000	237,899
		7,011,770
Commercial Services & Supplies - 1.6%
ACCO Brands Corp 4.25% 3/15/2029 (d)(e)	2,193,000	2,064,889
Core & Main LP 6% 7/1/2034 (d)	285,000	284,175
GEO Group Inc/The 10.25% 4/15/2031	4,206,000	4,525,308
GEO Group Inc/The 8.625% 4/15/2029	1,610,000	1,674,023
Pitney Bowes Inc 7.25% 3/15/2029 (d)	1,415,000	1,426,887
		9,975,282
Construction & Engineering - 1.3%
AECOM 6% 8/1/2033 (d)	810,000	807,244
Arcosa Inc 4.375% 4/15/2029 (d)	1,683,000	1,651,319
Arcosa Inc 6.875% 8/15/2032 (d)	1,135,000	1,175,419
Dycom Industries Inc 4.5% 4/15/2029 (d)	1,913,000	1,862,019
Granite Construction Inc 6.375% 6/15/2034 (d)	345,000	347,599
Tutor Perini Corp 6.625% 7/15/2033 (d)	2,135,000	2,153,323
		7,996,923
Electrical Equipment - 0.4%
EnerSys 4.375% 12/15/2027 (d)	1,090,000	1,082,374
Solaris Energy Infrastructure LLC 6.375% 5/15/2031 (d)	1,260,000	1,250,591
		2,332,965
Machinery - 2.5%
Allison Transmission Inc 3.75% 1/30/2031 (d)(e)	5,233,000	4,878,406
Allison Transmission Inc 5.875% 12/1/2033 (d)	825,000	819,206
Enpro Inc 6.125% 6/1/2033 (d)	1,134,000	1,138,886
Esab Corp 5.625% 4/1/2031 (d)(e)	835,000	827,461
Park-Ohio Industries Inc 8.5% 8/1/2030 (d)(e)	4,225,000	4,455,167
Wabash National Corp 4.5% 10/15/2028 (d)	3,265,000	3,077,938
		15,197,064
Passenger Airlines - 0.1%
Allegiant Travel Co 7.125% 7/1/2031 (d)	775,000	782,071
Professional Services - 0.1%
Concentrix Corp 6.5% 3/1/2029 (e)	500,000	491,466
Trading Companies & Distributors - 1.6%
BlueLinx Holdings Inc 6% 11/15/2029 (d)(e)	4,138,000	4,124,887
EquipmentShare.com Inc 9% 5/15/2028 (d)	1,710,000	1,745,927
QXO Building Products Inc 6.5% 7/15/2031 (d)	345,000	348,896
QXO Building Products Inc 6.875% 7/15/2034 (d)(e)	355,000	359,221
United Rentals North America Inc 3.75% 1/15/2032	1,145,000	1,049,939
United Rentals North America Inc 5.375% 11/15/2033 (d)(e)	2,323,000	2,262,275
		9,891,145
TOTAL INDUSTRIALS		70,605,401
Information Technology - 2.7%
Communications Equipment - 0.1%
Viasat Inc 7.5% 5/30/2031 (d)	710,000	712,759
Electronic Equipment, Instruments & Components - 0.1%
Crane NXT Co 4.2% 3/15/2048	900,000	561,573
IT Services - 1.7%
CoreWeave Inc 9% 2/1/2031 (d)(e)	1,205,000	1,080,874
CoreWeave Inc 9.25% 6/1/2030 (d)(e)	6,660,000	6,184,908
CoreWeave Inc 9.625% 7/15/2032 (d)	370,000	326,459
CoreWeave Inc 9.75% 10/1/2031 (d)	1,900,000	1,699,026
Everforth Inc 4.625% 5/15/2028 (d)	1,200,000	1,168,206
		10,459,473
Software - 0.8%
Cloud Software Group LLC 6.5% 3/31/2029 (d)	1,009,000	1,004,333
Consensus Cloud Solutions Inc 6.5% 10/15/2028 (d)	665,000	665,517
Fair Isaac Corp 6% 5/15/2033 (d)	910,000	895,162
Fair Isaac Corp 6.25% 9/15/2034 (d)(e)	1,035,000	1,012,843
Pagaya US Holdings Co LLC 8.875% 8/1/2030 (d)(e)	1,075,000	967,502
		4,545,357
Technology Hardware, Storage & Peripherals - 0.0%
Seagate HDD Cayman 3.125% 7/15/2029	203	188
TOTAL INFORMATION TECHNOLOGY		16,279,350
Materials - 5.4%
Chemicals - 3.2%
Chemours Co/The 7.875% 3/15/2034 (d)(e)	1,560,000	1,526,264
CVR Partners LP / CVR Nitrogen Finance Corp 6.125% 6/15/2028 (d)	4,209,000	4,214,017
LSB Industries Inc 6.25% 10/15/2028 (d)	2,648,000	2,642,661
Mativ Holdings Inc 8% 10/1/2029 (d)(e)	4,225,000	4,328,513
Methanex US Operations Inc 6.25% 3/15/2032 (d)(e)	600,000	607,519
Minerals Technologies Inc 5% 7/1/2028 (d)(e)	1,700,000	1,683,823
Rain Carbon Inc 12.25% 9/1/2029 (d)(e)	4,166,000	4,427,767
		19,430,564
Construction Materials - 0.1%
Smyrna Ready Mix Concrete LLC 8.875% 11/15/2031 (d)	600,000	628,865
Containers & Packaging - 0.3%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.25% 1/30/2031 (d)	825,000	829,234
Clydesdale Acquisition Holdings Inc 6.625% 4/15/2029 (d)	485,000	486,297
Clydesdale Acquisition Holdings Inc 6.875% 1/15/2030 (d)	500,000	500,488
		1,816,019
Metals & Mining - 1.8%
Compass Minerals International Inc 8% 7/1/2030 (d)	1,690,000	1,766,848
Novelis Corp 4.75% 1/30/2030 (d)	5,200,000	5,022,724
Novelis Corp 6.875% 1/30/2030 (d)(e)	1,775,000	1,823,830
SunCoke Energy Inc 4.875% 6/30/2029 (d)	2,450,000	2,368,411
		10,981,813
TOTAL MATERIALS		32,857,261
Real Estate - 6.2%
Diversified REITs - 0.5%
Iron Mountain Information Management Services Inc 5% 7/15/2032 (d)	4,099,000	3,909,904
Hotel & Resort REITs - 1.6%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875% 5/15/2029 (d)(e)	2,500,000	2,452,385
RHP Hotel Properties LP / RHP Finance Corp 4.5% 2/15/2029 (d)	1,400,000	1,378,183
RHP Hotel Properties LP / RHP Finance Corp 5.75% 3/15/2034 (d)	1,428,000	1,407,212
RHP Hotel Properties LP / RHP Finance Corp 6.5% 4/1/2032 (d)(e)	3,196,000	3,254,282
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (d)(e)	900,000	917,987
		9,410,049
Real Estate Management & Development - 1.8%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (d)	2,121,000	2,132,070
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (d)	3,220,000	3,450,040
Brandywine Operating Partnership LP 6.125% 1/15/2031 (e)	640,000	621,334
Five Point Operating Co LP 8% 10/1/2030 (d)	1,055,000	1,083,547
Greystar Real Estate Partners LLC 7.75% 9/1/2030 (d)	130,000	135,121
Howard Hughes Corp/The 4.125% 2/1/2029 (d)(e)	1,544,000	1,496,490
Howard Hughes Corp/The 4.375% 2/1/2031 (d)(e)	777,000	733,582
Howard Hughes Corp/The 5.875% 3/1/2032 (d)	1,000,000	984,024
		10,636,208
Specialized REITs - 2.3%
Iron Mountain Inc 4.5% 2/15/2031 (d)	2,600,000	2,473,458
Iron Mountain Inc 6.25% 1/15/2035 (d)	4,340,000	4,291,883
Millrose Properties Inc 6.25% 9/15/2032 (d)	1,915,000	1,921,402
Millrose Properties Inc 6.375% 8/1/2030 (d)	4,870,000	4,937,742
		13,624,485
TOTAL REAL ESTATE		37,580,646
Utilities - 5.9%
Electric Utilities - 3.1%
Edison International 7.875% 6/15/2054 (b)	2,636,000	2,670,563
Edison International 8.125% 6/15/2053 (b)	4,050,000	4,113,456
EUSHI Finance Inc 6.25% 4/1/2056 (b)	1,840,000	1,807,313
NRG Energy Inc 3.375% 2/15/2029 (d)	1,334,000	1,271,767
NRG Energy Inc 5.875% 5/15/2034 (d)	265,000	258,384
NRG Energy Inc 6% 1/15/2036 (d)	1,640,000	1,594,986
PacifiCorp 7.125% 8/15/2056 (b)	5,915,000	5,847,148
Topaz Solar Farms LLC 5.75% 9/30/2039 (d)	1,365,436	1,352,231
		18,915,848
Gas Utilities - 2.3%
AmeriGas Partners LP / AmeriGas Finance Corp 6.875% 6/1/2031 (d)(e)	2,955,000	2,953,157
AmeriGas Partners LP / AmeriGas Finance Corp 9.375% 6/1/2028 (d)	627,000	640,243
AmeriGas Partners LP / AmeriGas Finance Corp 9.5% 6/1/2030 (d)	3,958,000	4,207,873
Ferrellgas LP / Ferrellgas Finance Corp 9.25% 1/15/2031 (d)(e)	5,804,000	6,148,160
		13,949,433
Independent Power and Renewable Electricity Producers - 0.5%
Alpha Generation LLC 6.75% 10/15/2032 (d)	395,000	398,065
Talen Energy Supply LLC 6.25% 2/1/2034 (d)	2,780,000	2,730,125
		3,128,190
TOTAL UTILITIES		35,993,471
TOTAL UNITED STATES		465,727,575
ZAMBIA - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
First Quantum Minerals Ltd 6.375% 2/15/2036 (d)	1,140,000	1,109,887
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $581,447,655)		585,980,633

Preferred Securities - 0.9%
	Principal Amount (a)	Value ($)
FRANCE - 0.4%
Financials - 0.4%
Banks - 0.4%
Societe Generale SA 7.125% (b)(c)(d)	2,295,000	2,272,686
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
Standard Chartered PLC 7% (b)(c)(d)	1,355,000	1,380,250
UNITED STATES - 0.4%
Financials - 0.4%
Banks - 0.4%
Citigroup Inc 6.875% (b)(c)	2,310,000	2,345,592
TOTAL PREFERRED SECURITIES (Cost $6,039,650)		5,998,528

Money Market Funds - 9.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	1,827,948	1,828,314
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	52,969,822	52,975,119
TOTAL MONEY MARKET FUNDS (Cost $54,803,402)			54,803,433

TOTAL INVESTMENT IN SECURITIES - 106.8% (Cost $642,290,707)	646,782,594
NET OTHER ASSETS (LIABILITIES) - (6.8)%	(41,273,941)
NET ASSETS - 100.0%	605,508,653

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Security is perpetual in nature with no stated maturity date.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $524,145,579 or 86.6% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	1,434,208	169,824,790	169,430,190	210,998	(525)	31	1,828,314	1,827,948
Fidelity Securities Lending Cash Central Fund	37,858,903	243,624,893	228,508,431	100,562	(246)	-	52,975,119	52,969,822
	39,293,111	413,449,683	397,938,621	311,560	(771)	31	54,803,433

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Non-Convertible Corporate Bonds
Communication Services	68,394,297	-	68,394,297	-
Consumer Discretionary	78,295,441	-	78,295,441	-
Consumer Staples	8,781,076	-	8,781,076	-
Energy	85,719,977	-	85,719,977	-
Financials	56,070,008	-	56,070,008	-
Health Care	41,042,695	-	41,042,695	-
Industrials	83,209,335	-	83,209,335	-
Information Technology	20,249,481	-	20,249,481	-
Materials	66,320,581	-	66,320,581	-
Real Estate	37,580,646	-	37,580,646	-
Utilities	40,317,096	-	40,317,096	-

Preferred Securities
Financials	5,998,528	-	5,998,528	-

Money Market Funds	54,803,433	54,803,433	-	-
Total Investments in Securities:	646,782,594	54,803,433	591,979,161	-
Fidelity® Enhanced High Yield ETF
Financial Statements

Statement of Assets and Liabilities

As of August 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$591,979,161
Investments in securities, at value - affiliated issuers	54,803,433
Receivable for investments sold	3,707,717
Interest receivable	11,394,148
Distributions receivable from affiliated funds	25,463
Total assets	661,909,922
Liabilities
Distributions payable	3,254,900
Accrued management fee	171,004
Collateral on securities loaned	52,975,365
Total liabilities	56,401,269
Net Assets	$605,508,653
Net assets consist of:
Paid in capital	633,897,331
Total accumulated earnings (loss)	(28,388,678)
Net Assets	$605,508,653

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($605,508,653/12,400,000 shares)	$48.83

Other Information
Unaffiliated issuers, cost	587,487,305
Affiliated issuers, cost	54,803,402
Securities loaned, market value	62,259,775
Statement of Operations

Year ended August 31, 2026

Investment Income
Dividends - unaffiliated issuers	$250,469
Dividends - affiliated issuers	311,560
Security lending income - unaffiliated issuers	6,839
Interest	33,857,396
Total investment income	34,426,264
Expenses
Management fee	1,731,940
Independent trustees' fees and expenses	1,569
Total expenses	1,733,509
Expense reductions	(7,484)
Total expenses after reductions	1,726,025
Net investment income (loss)	32,700,239
Net realized gain (loss)
Investments - unaffiliated issuers	1,427,468
Investments - affiliated issuers	(771)
Redemptions in-kind	333,563
Futures contracts	(42,994)
Swaps	(39,664)
Net realized gain (loss)	1,677,602
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(4,235,554)
Investments - affiliated issuers	31
Futures contracts	(44,322)
Total change in net unrealized appreciation (depreciation)	(4,279,845)
Net gain (loss)	(2,602,243)
Net increase (decrease) in net assets resulting from operations	$30,097,996
Other Information
Income from securities lending - Affiliated Issuers	100,562

Statement of Changes in Net Assets
	Year ended August 31, 2026	Year ended August 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,700,239	$25,111,275
Net realized gain (loss)	1,677,602	(448,210)
Change in net unrealized appreciation (depreciation)	(4,279,845)	1,333,475
Net increase (decrease) in net assets resulting from operations	$30,097,996	$25,996,540
Distributions to shareholders
Distributions to shareholders	(32,565,850)	(24,904,300)
Total distributions	(32,565,850)	(24,904,300)
Net increase (decrease) in net assets resulting from share transactions	189,331,357	83,399,081
Total increase (decrease) in net assets	186,863,503	84,491,321
Net Assets
Beginning of period	418,645,150	334,153,829
End of period	$605,508,653	$418,645,150
Financial Highlights
Fidelity® Enhanced High Yield ETF

Years ended August 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$48.96	$48.78	$46.49	$46.22	$56.07
Income from Investment Operations
Net investment income (loss) A, B	3.24	3.30	3.20	2.78	2.38
Net realized and unrealized gain (loss)	(.19)	.12	2.26	.30	(8.75)
Total from investment operations	3.05	3.42	5.46	3.08	(6.37)
Distributions
Distributions from net investment income	(3.18)	(3.24)	(3.17)	(2.81)	(2.36)
Distributions from net realized gain	-	-	-	-	(1.13)
Total distributions	(3.18)	(3.24)	(3.17)	(2.81)	(3.48) C
Net asset value, end of period	$48.83	$48.96	$48.78	$46.49	$46.22
Total Return D, E	6.41%	7.31%	12.20%	6.90%	(11.85)%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.35%	.36%	.46%	.45%	.45%
Ratio of expenses to average net assets net of fee waivers, if any	.35%	.36%	.46%	.45%	.45%
Ratio of expenses to average net assets net of all reductions, if any	.35%	.36%	.46%	.45%	.45%
Ratio of net investment income (loss) to average net assets	6.60%	6.81%	6.76%	6.02%	4.64%
Net assets, end of period	$605,508,653	$418,645,150	$334,153,829	$288,249,922	$274,995,897
Portfolio turnover rate I	55% H	79% H	51% H	84% H	72% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DBased on net asset value.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HPortfolio turnover rate excludes securities received or delivered in-kind.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Preferred Securities & Income ETF
Schedule of Investments August 31, 2026
Showing Percentage of Net Assets
Convertible Corporate Bonds - 0.2%
	Principal Amount (a)	Value ($)
MONACO - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Scorpio Tankers Inc 1.75% 4/15/2031 (e)	110,000	116,622
UNITED STATES - 0.1%
Health Care - 0.0%
Biotechnology - 0.0%
PTC Therapeutics Inc 0% 6/15/2031 (e)(f)	40,000	38,792
Information Technology - 0.1%
IT Services - 0.1%
Akamai Technologies Inc 0% 5/15/2030 (e)(f)	68,000	61,676
TOTAL UNITED STATES		100,468
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $218,000)		217,090

Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
CANADA - 0.1%
Utilities - 0.1%
Multi-Utilities - 0.1%
Algonquin Power & Utilities Corp 3 month U.S. LIBOR + 4.01%, 0% (b)(c)	3,000	78,780
UNITED STATES - 0.4%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Alphabet Inc Series A 6.25%	2,200	106,414
Alphabet Inc Series B 6.25%	2,200	105,622
TOTAL COMMUNICATION SERVICES		212,036
Information Technology - 0.0%
Software - 0.0%
Strategy Inc 8%	600	43,542
Utilities - 0.1%
Electric Utilities - 0.1%
PG&E Corp Series A, 6%	1,300	44,252
TOTAL UNITED STATES		299,830
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $384,831)		378,610

Non-Convertible Corporate Bonds - 23.1%
	Principal Amount (a)	Value ($)
CANADA - 4.9%
Communication Services - 1.2%
Diversified Telecommunication Services - 0.4%
Bell Canada 6.875% 9/15/2055 (b)	140,000	141,773
Bell Canada 7% 9/15/2055 (b)	140,000	141,431
		283,204
Wireless Telecommunication Services - 0.8%
Rogers Communications Inc 5.25% 3/15/2082 (b)(e)	510,000	508,775
Rogers Communications Inc 7% 4/15/2055 (b)	158,000	159,171
		667,946
TOTAL COMMUNICATION SERVICES		951,150
Energy - 3.4%
Oil, Gas & Consumable Fuels - 3.4%
Enbridge Inc 8.5% 1/15/2084 (b)	1,575,000	1,776,348
South Bow Canadian Infrastructure Holdings Ltd 7.625% 3/1/2055 (b)	195,000	202,508
TransCanada PipeLines Ltd 7% 6/1/2065 (b)	135,000	137,789
Transcanada Trust 5.3% 3/15/2077 (b)	161,000	160,598
Transcanada Trust 5.5% 9/15/2079 (b)	128,000	126,421
Transcanada Trust 5.6% 3/7/2082 (b)	335,000	327,771
TOTAL ENERGY		2,731,435
Utilities - 0.3%
Gas Utilities - 0.3%
AltaGas Ltd 7.2% 10/15/2054 (b)(e)	200,000	206,872
TOTAL CANADA		3,889,457
GERMANY - 0.7%
Financials - 0.7%
Insurance - 0.7%
Allianz SE 5.6% 9/3/2054 (b)(e)	175,000	171,189
Allianz SE 6.35% 9/6/2053 (b)(e)	140,000	143,727
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.875% 5/23/2042 (b)(e)	200,000	202,371

TOTAL GERMANY		517,287
IRELAND - 0.2%
Financials - 0.2%
Consumer Finance - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.95% 3/10/2055 (b)	150,000	154,010
JAPAN - 2.6%
Financials - 2.6%
Insurance - 2.6%
Meiji Yasuda Life Insurance Co 5.1% 4/26/2048 (b)(e)	200,000	200,095
Meiji Yasuda Life Insurance Co 5.8% 9/11/2054 (b)(e)	150,000	146,840
Meiji Yasuda Life Insurance Co 6.1% 6/11/2055 (b)(e)	290,000	287,342
Nippon Life Insurance Co 2.75% 1/21/2051 (b)(e)	200,000	177,092
Nippon Life Insurance Co 3.4% 1/23/2050 (b)(e)	100,000	93,250
Nippon Life Insurance Co 5.95% 4/16/2054 (b)(e)	260,000	259,318
Nippon Life Insurance Co 6.25% 9/13/2053 (b)(e)	200,000	204,179
Nippon Life Insurance Co 6.5% 4/30/2055 (b)(e)	400,000	410,754
Sumitomo Life Insurance Co 4% 9/14/2077 (b)(e)	270,000	267,308

TOTAL JAPAN		2,046,178
UNITED KINGDOM - 1.1%
Communication Services - 1.1%
Wireless Telecommunication Services - 1.1%
Vodafone Group PLC 3.25% 6/4/2081 (b)	170,000	168,993
Vodafone Group PLC 4.125% 6/4/2081 (b)	180,000	165,421
Vodafone Group PLC 5.125% 6/4/2081 (b)	215,000	158,554
Vodafone Group PLC 7% 4/4/2079 (b)	400,000	410,225

TOTAL UNITED KINGDOM		903,193
UNITED STATES - 13.6%
Communication Services - 0.1%
Media - 0.1%
Paramount Global 6.25% 2/28/2057 (b)	80,000	61,768
Paramount Global 6.375% 3/30/2062 (b)	125,000	102,411
TOTAL COMMUNICATION SERVICES		164,179
Energy - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Energy Transfer LP 6.55% 1/15/2057 (b)	1,220,000	1,212,343
Energy Transfer LP 8% 5/15/2054 (b)	35,000	36,682
Enterprise Products Operating LLC 5.25% 8/16/2077 (b)	126,000	125,364
Enterprise Products Operating LLC 5.375% 2/15/2078 (b)	67,000	66,756
Enterprise Products Operating LLC CME Term SOFR 3 month Index + 2.986%, 6.9882% 8/16/2077 (b)(c)	33,000	33,007
TOTAL ENERGY		1,474,152
Financials - 3.5%
Capital Markets - 0.2%
Ares Finance Co III LLC 5 year U.S. Treasury Index + 3.237%, 7.357% 6/30/2051 (b)(c)(e)	75,000	75,201
Bank of New York Mellon Corp/The 6.15% (b)(g)	115,000	114,650
		189,851
Financial Services - 0.2%
Corebridge Financial Inc 6.375% 9/15/2054 (b)	130,000	128,757
Insurance - 3.1%
Acrisure LLC / Acrisure Finance Inc 6% 8/1/2029 (e)	420,000	356,546
Assurant Inc 7% 3/27/2048 (b)	61,000	61,817
Liberty Mutual Group Inc 4.125% 12/15/2051 (b)(e)	150,000	149,985
Liberty Mutual Group Inc 4.3% 2/1/2061 (e)	125,000	78,700
MetLife Inc 10.75% 8/1/2069	128,000	163,692
MetLife Inc 6.35% 3/15/2055 (b)	130,000	132,270
MetLife Inc 6.4% 12/15/2066 (b)	319,000	321,408
PartnerRe Finance B LLC 4.5% 10/1/2050 (b)	67,000	63,573
Prudential Financial Inc 3.7% 10/1/2050 (b)	200,000	184,163
Prudential Financial Inc 4.5% 9/15/2047 (b)	125,000	123,618
Prudential Financial Inc 5.125% 3/1/2052 (b)	150,000	145,081
Prudential Financial Inc 5.7% 9/15/2048 (b)	120,000	120,200
Prudential Financial Inc 6% 9/1/2052 (b)	200,000	200,424
Prudential Financial Inc 6.5% 3/15/2054 (b)	120,000	122,467
Prudential Financial Inc 6.75% 3/1/2053 (b)	250,000	260,145
		2,484,089
TOTAL FINANCIALS		2,802,697
Health Care - 0.8%
Health Care Providers & Services - 0.8%
CVS Health Corp 6.75% 12/10/2054 (b)	429,000	440,045
CVS Health Corp 7% 3/10/2055 (b)	164,000	169,298
TOTAL HEALTH CARE		609,343
Utilities - 7.3%
Electric Utilities - 4.4%
American Electric Power Co Inc 3.875% 2/15/2062 (b)	135,000	134,154
American Electric Power Co Inc 5.8% 3/15/2056 (b)	410,000	402,678
American Electric Power Co Inc 6.05% 3/15/2056 (b)	410,000	398,803
Edison International 7.875% 6/15/2054 (b)	15,000	15,197
NextEra Energy Capital Holdings Inc 3.8% 3/15/2082 (b)	140,000	138,534
NextEra Energy Capital Holdings Inc 4.8% 12/1/2077 (b)	140,000	138,631
NextEra Energy Capital Holdings Inc 5.65% 5/1/2079 (b)	234,000	233,053
NextEra Energy Capital Holdings Inc 6.375% 8/15/2055 (b)	263,000	264,424
NextEra Energy Capital Holdings Inc 6.5% 8/15/2055 (b)	140,000	140,717
NextEra Energy Capital Holdings Inc 6.7% 9/1/2054 (b)	140,000	142,317
NextEra Energy Capital Holdings Inc 6.75% 6/15/2054 (b)	140,000	143,277
PacifiCorp 7.375% 9/15/2055 (b)	81,000	81,031
PG&E Corp 7.375% 3/15/2055 (b)	271,000	272,359
Sierra Pacific Power Co 6.375% 9/15/2056 (b)	411,000	409,273
Southern Co/The 3.75% 9/15/2051 (b)	400,000	399,519
Southern Co/The 6.375% 3/15/2055 (b)	135,000	135,710
		3,449,677
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp/The 6.95% 7/15/2055 (b)	140,000	138,054
Multi-Utilities - 2.7%
CenterPoint Energy Inc 6.7% 5/15/2055 (b)	138,000	140,339
CMS Energy Corp 3.75% 12/1/2050 (b)	409,000	377,128
CMS Energy Corp 4.75% 6/1/2050 (b)	150,000	145,542
Dominion Energy Inc 6% 2/15/2056 (b)	307,000	304,495
Dominion Energy Inc 6.625% 5/15/2055 (b)	500,000	501,982
Sempra 4.125% 4/1/2052 (b)	710,000	704,465
		2,173,951
TOTAL UTILITIES		5,761,682
TOTAL UNITED STATES		10,812,053
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $18,125,075)		18,322,178

Non-Convertible Preferred Stocks - 33.7%
	Shares	Value ($)
BERMUDA - 0.0%
Financials - 0.0%
Insurance - 0.0%
RenaissanceRe Holdings Ltd Series G, 4.2%	1,550	22,754
CANADA - 0.4%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
TransCanada PipeLines Ltd 6.25%	7,100	155,490
Financials - 0.0%
Capital Markets - 0.0%
Brookfield Finance Inc 4.625%	2,500	37,162
Industrials - 0.1%
Electrical Equipment - 0.1%
Brookfield BRP Holdings Canada Inc 7.25%	2,100	48,846
Utilities - 0.1%
Electric Utilities - 0.0%
Brookfield Infrastructure Finance ULC 7.25%	1,100	26,593
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Partners LP 5.25%	2,395	40,511
Multi-Utilities - 0.0%
Brookfield Infrastructure Partners LP 5.125%	825	14,157
Brookfield Infrastructure Partners LP Series A, 5%	825	13,728
		27,885
TOTAL UTILITIES		94,989
TOTAL CANADA		336,487
UNITED STATES - 33.3%
Communication Services - 3.8%
Diversified Telecommunication Services - 2.1%
AT&T Inc 5.35%	16,666	323,154
AT&T Inc Series A, 5%	18,800	331,632
AT&T Inc Series C 4.75%	45,947	773,747
Qwest Corp 6.5%	5,900	98,471
Qwest Corp 6.75%	7,400	128,168
		1,655,172
Wireless Telecommunication Services - 1.7%
T-Mobile USA Inc 5.5%	32,448	652,367
T-Mobile USA Inc 5.5%	32,037	639,459
Telephone and Data Systems Inc 6%	3,500	67,165
Telephone and Data Systems Inc 6.625%	1,500	31,545
		1,390,536
TOTAL COMMUNICATION SERVICES		3,045,708
Consumer Discretionary - 0.3%
Automobiles - 0.3%
Ford Motor Co 6%	5,300	103,350
Ford Motor Co 6.2%	2,600	52,390
Ford Motor Co 6.5%	2,400	50,304
TOTAL CONSUMER DISCRETIONARY		206,044
Financials - 18.4%
Banks - 9.8%
Bank of America Corp 4.25%	6,032	98,201
Bank of America Corp 4.375%	9,062	150,882
Bank of America Corp 4.75%	11,500	211,255
Bank of America Corp 5%	8,700	170,172
Bank of America Corp Series HH, 5.875%	14,600	345,874
Bank of America Corp Series KK, 5.375%	29,123	610,418
Bank of America Corp Series PP, 4.125%	7,500	120,750
Citigroup Inc 6.25%	23,854	577,267
Citizens Financial Group Inc 6.5% (b)	5,200	129,012
Citizens Financial Group Inc Series E, 5%	2,000	36,400
Fifth Third Bancorp Series K, 4.95%	800	14,488
Huntington Bancshares Inc/OH Series C 5.7%	1,200	25,067
Huntington Bancshares Inc/OH Series H 4.5%	3,100	51,274
Huntington Bancshares Inc/OH Series L, 5.5%	2,000	38,380
JPMorgan Chase & Co 4.55%	22,900	408,994
JPMorgan Chase & Co 4.625%	23,223	422,426
JPMorgan Chase & Co 4.75%	24,705	462,231
JPMorgan Chase & Co 5.75%	24,781	567,485
JPMorgan Chase & Co Series MM, 4.2%	15,100	253,227
KeyCorp 5.625%	5,400	109,242
KeyCorp 5.65%	5,300	108,173
KeyCorp 6.2% (b)	3,300	83,094
M&T Bank Corp Series J, 7.5%	4,100	110,268
M&T Bank Corp Series L, 6.625%	26,058	656,662
Regions Financial Corp 4.45%	3,600	58,536
Regions Financial Corp 5 year U.S. Treasury Index + 2.771%, 6.95% (b)(c)	3,300	83,919
Regions Financial Corp 5.7% (b)	3,000	73,485
Santander Holdings USA Inc Series H, 5.25%	750	15,735
Truist Financial Corp 4.75%	5,900	103,545
Truist Financial Corp Series O 5.25%	3,800	73,492
US Bancorp 4.5%	2,800	47,516
US Bancorp Series K, 5.5%	3,500	72,800
US Bancorp Series L, 3.75%	3,500	49,174
US Bancorp Series M, 4%	5,300	79,553
Wells Fargo & Co 4.25%	10,522	169,194
Wells Fargo & Co 4.7%	9,400	165,157
Wells Fargo & Co Series Y, 5.625%	19,600	435,512
Wells Fargo & Co Series Z, 4.75%	31,630	563,647
Western Alliance Bancorp 4.25% (b)	1,500	37,320
		7,789,827
Capital Markets - 4.3%
Affiliated Managers Group Inc 4.75%	3,000	47,970
Affiliated Managers Group Inc 5.875%	2,700	52,434
Brookfield Oaktree Holdings LLC Series A, 6.625%	7,000	143,150
Brookfield Oaktree Holdings LLC Series B, 6.55%	7,000	142,800
Charles Schwab Corp/The 4.45%	4,500	76,095
Charles Schwab Corp/The 5.95%	4,300	99,846
KKR & Co Inc 6.875%	3,300	76,890
Morgan Stanley 5.85%	30,700	689,829
Morgan Stanley 6.375%	6,400	156,251
Morgan Stanley 6.5%	40,100	1,006,109
Morgan Stanley 6.625%	14,500	366,995
Morgan Stanley 6.875%	600	15,171
Morgan Stanley Series L, 4.875%	5,400	101,250
Morgan Stanley Series O, 4.25%	12,800	209,856
Northern Trust Corp Series E, 4.7%	1,500	28,455
State Street Corp 5.35% (b)	1,000	20,670
Stifel Financial Corp Series D, 4.5%	13,000	204,620
		3,438,391
Consumer Finance - 0.7%
Capital One Financial Corp 4.25%	3,300	50,160
Capital One Financial Corp 5%	9,900	171,864
Capital One Financial Corp Series J 4.8%	7,400	123,728
Capital One Financial Corp Series L 4.375%	4,900	74,774
Navient Corp 6%	1,500	27,480
Synchrony Financial Series A 5.625%	4,600	85,192
		533,198
Financial Services - 0.8%
Apollo Global Management Inc 7.625% (b)	4,100	104,919
Carlyle Finance LLC 4.625%	7,400	118,030
Corebridge Financial Inc 6.375%	4,400	95,040
Equitable Holdings Inc 4.3%	1,000	16,660
Equitable Holdings Inc Series A, 5.25%	5,700	108,129
KKR Group Finance Co IX LLC 4.625%	5,000	80,500
Voya Financial Inc Series B, 5.35% (b)	5,000	117,300
		640,578
Insurance - 2.8%
AEGON Funding Co LLC 5.1%	3,950	70,271
Allstate Corp/The Series H 5.1%	10,000	186,690
Allstate Corp/The Series I, 4.75%	2,000	34,680
Allstate Corp/The Series J, 7.375%	4,100	105,862
American Financial Group Inc/OH 4.5%	6,000	96,360
Arch Capital Group Ltd 5.45%	2,000	37,820
Arch Capital Group Ltd Series G, 4.55%	2,250	35,573
Assurant Inc 5.25%	2,500	45,850
Athene Holding Ltd 7.25% (b)	13,100	323,963
Athene Holding Ltd Series A, 6.35% (b)	6,000	142,980
Athene Holding Ltd Series B, 5.625%	4,300	79,765
Athene Holding Ltd Series D, 4.875%	4,000	65,040
Axis Capital Holdings Ltd 5.5%	2,800	51,296
Brighthouse Financial Inc 5.375%	4,000	47,140
Brighthouse Financial Inc 6.25%	1,600	25,200
Brighthouse Financial Inc Series A, 6.6%	3,800	54,796
Brighthouse Financial Inc Series B 6.75%	3,700	54,427
Brighthouse Financial Inc Series D, 4.625%	4,000	41,600
Enstar Group Ltd 7% (b)	3,900	88,335
F&G Annuities & Life Inc 7.3%	2,100	43,848
Hartford Insurance Group Inc/The 6%	300	7,325
MetLife Inc 5.625%	4,500	94,429
MetLife Inc Series F, 4.75%	6,400	112,896
Prudential Financial Inc 4.125%	3,100	47,461
Prudential Financial Inc 5.625%	3,800	77,558
Reinsurance Group of America Inc 7.125% (b)	4,000	102,560
Unum Group 6.25%	3,500	74,935
W R Berkley Corp 4.25%	5,000	77,800
		2,226,460
TOTAL FINANCIALS		14,628,454
Information Technology - 1.7%
Software - 1.7%
BitMine Immersion Technologies Inc Series A 9.5%	3,462	338,030
Strategy Inc 10.25% (d)	1,600	155,168
Strategy Inc Series A, 10%	8,100	828,630
TOTAL INFORMATION TECHNOLOGY		1,321,828
Real Estate - 1.8%
Office REITs - 0.2%
Vornado Realty Trust Series L, 5.4%	8,800	154,616
Real Estate Management & Development - 0.2%
Brookfield Property Partners LP 5.75%	1,900	26,733
Brookfield Property Partners LP 6.375%	1,700	26,180
Brookfield Property Partners LP 6.5%	1,700	27,905
Brookfield Property Preferred LP 6.25%	4,700	79,900
		160,718
Residential REITs - 0.0%
American Homes 4 Rent Series H, 6.25%	1,000	23,330
Specialized REITs - 1.4%
Digital Realty Trust Inc 5.25%	4,350	85,629
Digital Realty Trust Inc Series L, 5.2%	12,600	244,692
Public Storage 3.875%	3,600	52,524
Public Storage 3.95%	3,500	50,881
Public Storage 4%	20,000	295,800
Public Storage 4%	3,300	49,104
Public Storage Operating Co 5.05% Series G	2,600	48,724
Public Storage Series H, 5.6%	1,500	31,223
Public Storage Series I, 4.875%	1,500	27,247
Public Storage Series J, 4.7%	1,700	29,801
Public Storage Series MM, 4.125%	3,300	50,160
Public Storage Series O, 3.9%	3,500	50,470
Public Storage Series S, 4.1%	3,400	52,122
		1,068,377
TOTAL REAL ESTATE		1,407,041
Utilities - 7.3%
Electric Utilities - 5.0%
Duke Energy Corp 5.625%	20,900	462,308
Duke Energy Corp Series A 5.75%	6,400	152,640
Entergy Arkansas LLC 4.875%	8,600	167,958
Entergy Louisiana LLC 4.875%	1,000	19,670
Entergy Mississippi LLC 4.9%	8,600	171,828
Entergy New Orleans LLC 5.5%	7,400	154,216
NextEra Energy Capital Holdings Inc 5.65%	5,600	116,928
NextEra Energy Capital Holdings Inc 6.5%	4,400	101,948
SCE Trust II 5.1%	8,331	140,377
Southern Co/The 4.2%	66,098	1,045,010
Southern Co/The 5.25%	5,084	99,341
Southern Co/The Series A, 4.95%	26,852	490,586
Southern Co/The Series A, 6.5%	20,300	508,109
Xcel Energy Inc 6.25%	15,700	352,465
		3,983,384
Multi-Utilities - 2.3%
CMS Energy Corp 5.875%	4,700	99,452
CMS Energy Corp 5.875%	2,400	51,096
CMS Energy Corp Series C 4.2%	1,600	26,080
DTE Energy Co 4.375%	10,425	163,151
DTE Energy Co 4.375%	8,600	137,342
DTE Energy Co 5.25%	14,239	274,529
DTE Energy Co Series H, 6.25%	26,300	609,372
SCE Trust VI 5%	18,775	311,665
Sempra 5.75%	5,700	115,140
		1,787,827
TOTAL UTILITIES		5,771,211
TOTAL UNITED STATES		26,380,286
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $29,468,101)		26,739,527

Preferred Securities - 39.3%
	Principal Amount (a)	Value ($)
CANADA - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Enbridge Inc 5.5% 7/15/2077 (b)	126,000	126,513
Enbridge Inc 5.75% 7/15/2080 (b)	126,000	126,503
Enbridge Inc 6% 1/15/2077 (b)	68,000	68,551
Enbridge Inc 6.25% 3/1/2078 (b)	123,000	126,948
Enbridge Inc 8.25% 1/15/2084 (b)	100,000	106,463

TOTAL CANADA		554,978
FRANCE - 1.7%
Financials - 1.4%
Banks - 1.4%
BNP Paribas SA 6.875% (b)(e)(g)	960,000	954,435
BNP Paribas SA 7.375% (b)(e)(g)	135,000	142,263
TOTAL FINANCIALS		1,096,698
Utilities - 0.3%
Electric Utilities - 0.3%
Electricite de France SA 9.125% (b)(e)(g)	200,000	233,416
TOTAL FRANCE		1,330,114
JAPAN - 1.4%
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
Rakuten Group Inc 8.125% (b)(e)(g)	300,000	313,277
Financials - 1.0%
Insurance - 1.0%
Dai-ichi Life Insurance Co Ltd 6.2% (b)(e)(g)	260,000	262,866
Nippon Life Insurance Co 2.9% 9/16/2051 (b)(e)	190,000	168,917
Sumitomo Life Insurance Co 3.375% 4/15/2081 (b)(e)	220,000	202,157
Sumitomo Life Insurance Co 5.875% (b)(e)(g)	200,000	198,262
TOTAL FINANCIALS		832,202
TOTAL JAPAN		1,145,479
UNITED KINGDOM - 0.5%
Financials - 0.5%
Banks - 0.5%
Barclays PLC 7.625% (b)(g)	200,000	210,762
Standard Chartered PLC 7.625% (b)(e)(g)	200,000	211,042

TOTAL UNITED KINGDOM		421,804
UNITED STATES - 35.0%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
General Motors Financial Co Inc 5.7% (b)(g)	252,000	256,867
Energy - 8.7%
Oil, Gas & Consumable Fuels - 8.7%
BP Capital Markets PLC 4.875% (b)(g)	525,000	518,324
BP Capital Markets PLC 6.125% (b)(g)	275,000	276,686
BP Capital Markets PLC 6.45% (b)(g)	335,000	354,594
Energy Transfer LP 6.625% (b)(g)	3,620,000	3,651,690
Energy Transfer LP Series G, 7.125% (b)(g)	190,000	198,982
Plains All American Pipeline LP CME Term SOFR 3 month Index + 4.3716%, 8.1123% (b)(c)(g)	285,000	286,658
Sunoco LP 7.875% (b)(e)(g)	755,000	805,468
Venture Global LNG Inc 9% (b)(e)(g)	740,000	778,198
TOTAL ENERGY		6,870,600
Financials - 24.2%
Banks - 14.8%
Bank of America Corp 4.375% (b)(g)	350,000	349,896
Bank of America Corp 5.875% (b)(g)	340,000	349,110
Bank of America Corp 6.125% (b)(g)	440,000	444,898
Bank of America Corp 6.25% (b)(g)	584,000	588,415
Bank of America Corp 6.625% (b)(g)	30,000	30,934
Citigroup Inc 4.15% (b)(g)	89,000	88,925
Citigroup Inc 6.625% (b)(g)	555,000	564,590
Citigroup Inc 6.75% (b)(g)	810,000	815,279
Citigroup Inc 6.875% (b)(g)	735,000	746,325
Citigroup Inc 6.95% (b)(g)	275,000	279,131
Citigroup Inc 7% (b)(g)	270,000	278,401
Citigroup Inc 7.125% (b)(g)	220,000	225,186
Citigroup Inc 7.625% (b)(g)	220,000	230,940
First Citizens BancShares Inc/NC 7% (b)(g)	110,000	112,721
Huntington Bancshares Inc/OH 5.625% (b)(g)	226,000	227,384
JPMorgan Chase & Co 6.1% (b)(g)	405,000	409,765
JPMorgan Chase & Co 6.5% (b)(g)	255,000	261,860
JPMorgan Chase & Co 6.875% (b)(g)	145,000	152,623
JPMorgan Chase & Co CME Term SOFR 3 month Index + 2.745%, 6.4704% (b)(c)(g)	1,005,000	1,018,649
KeyCorp 5% (b)(g)	155,000	156,600
M&T Bank Corp 5.125% (b)(g)	50,000	50,794
PNC Financial Services Group Inc/The 3.4% (b)(g)	945,000	950,728
PNC Financial Services Group Inc/The 6% (b)(g)	170,000	170,984
PNC Financial Services Group Inc/The 6.2% (b)(g)	200,000	203,868
PNC Financial Services Group Inc/The 6.25% (b)(g)	160,000	164,628
Truist Financial Corp 5.1% (b)(g)	403,000	409,362
Truist Financial Corp 5.125% (b)(g)	60,000	60,512
US Bancorp 3.7% (b)(g)	815,000	812,468
US Bancorp 5.3% (b)(g)	170,000	173,138
Wells Fargo & Co 6.125% (b)(g)	415,000	416,660
Wells Fargo & Co 6.55% (b)(g)	805,000	807,180
Wells Fargo & Co 7.625% (b)(g)	75,000	79,281
		11,631,235
Capital Markets - 6.7%
Bank of New York Mellon Corp/The 3.75% (b)(g)	96,000	96,267
Bank of New York Mellon Corp/The 5.95% (b)(g)	225,000	228,163
Charles Schwab Corp/The 4% (b)(g)	831,000	781,546
Goldman Sachs Group Inc/The 4.125% (b)(g)	1,109,000	1,118,967
Goldman Sachs Group Inc/The 5.3% (b)(g)	79,000	80,226
Goldman Sachs Group Inc/The 6.125% (b)(g)	480,000	483,979
Goldman Sachs Group Inc/The 6.5% (b)(g)	405,000	405,610
Goldman Sachs Group Inc/The 6.85% (b)(g)	680,000	699,675
Goldman Sachs Group Inc/The 7.5% (b)(g)	160,000	169,482
Morgan Stanley 5.875% (b)(g)	435,000	442,420
Northern Trust Corp 4.6% (b)(g)	155,000	157,890
State Street Corp 6.7% (b)(g)	250,000	259,321
State Street Corp Series L, 6.35% (b)(g)	325,000	324,749
		5,248,295
Consumer Finance - 2.6%
Ally Financial Inc 4.7% (b)(g)	685,000	665,889
American Express Co 3.55% (b)(g)	217,000	218,406
American Express Co 6.45% (b)(g)	325,000	328,441
Capital One Financial Corp 3.95% (b)(g)	560,000	565,530
Capital One Financial Corp 5.5% (b)(g)	315,000	320,732
		2,098,998
Financial Services - 0.1%
Corebridge Financial Inc 6.875% (b)(g)	110,000	115,797
Insurance - 0.0%
SBL Holdings Inc 6.5% (b)(e)(g)	34,000	31,548
TOTAL FINANCIALS		19,125,873
Industrials - 0.8%
Trading Companies & Distributors - 0.8%
Sumisho Air Lease Corp 4.125% (b)(g)	261,000	260,641
Sumisho Air Lease Corp 6% (b)(g)	70,000	68,614
Sumisho Air Lease Corp 8.256% (b)(g)	300,000	306,000
TOTAL INDUSTRIALS		635,255
Utilities - 1.0%
Independent Power and Renewable Electricity Producers - 0.7%
Vistra Corp 7% (b)(e)(g)	470,000	479,333
Vistra Corp 8% (b)(e)(g)	100,000	103,131
		582,464
Multi-Utilities - 0.3%
Dominion Energy Inc 4.35% (b)(g)	225,000	227,517
TOTAL UTILITIES		809,981
TOTAL UNITED STATES		27,698,576
TOTAL PREFERRED SECURITIES (Cost $30,467,669)		31,150,951

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h) (Cost $2,298,140)	3.69	2,297,910	2,298,370

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $80,961,816)	79,106,726
NET OTHER ASSETS (LIABILITIES) - 0.3%	217,401
NET ASSETS - 100.0%	79,324,127

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
SHORT
CBOT US Treasury Ultra Bond Contracts (United States)	(3)	12/2026	(330,563)	(1,717)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,040,947 or 11.4% of net assets.

(f)	Zero coupon bond which is issued at a discount.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	1,815,336	27,682,824	27,200,206	117,700	186	230	2,298,370	2,297,910
	1,815,336	27,682,824	27,200,206	117,700	186	230	2,298,370

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Convertible Corporate Bonds
Energy	116,622	-	116,622	-
Health Care	38,792	-	38,792	-
Information Technology	61,676	-	61,676	-

Convertible Preferred Stocks
Communication Services	212,036	212,036	-	-
Information Technology	43,542	43,542	-	-
Utilities	123,032	123,032	-	-

Non-Convertible Corporate Bonds
Communication Services	2,018,522	-	2,018,522	-
Energy	4,205,587	-	4,205,587	-
Financials	5,520,172	-	5,520,172	-
Health Care	609,343	-	609,343	-
Utilities	5,968,554	-	5,968,554	-

Non-Convertible Preferred Stocks
Communication Services	3,045,708	3,045,708	-	-
Consumer Discretionary	206,044	206,044	-	-
Energy	155,490	155,490	-	-
Financials	14,688,370	14,688,370	-	-
Industrials	48,846	48,846	-	-
Information Technology	1,321,828	1,321,828	-	-
Real Estate	1,407,041	1,407,041	-	-
Utilities	5,866,200	5,866,200	-	-

Preferred Securities
Consumer Discretionary	570,144	-	570,144	-
Energy	7,425,578	-	7,425,578	-
Financials	21,476,577	-	21,476,577	-
Industrials	635,255	-	635,255	-
Utilities	1,043,397	-	1,043,397	-

Money Market Funds	2,298,370	2,298,370	-	-
Total Investments in Securities:	79,106,726	29,416,507	49,690,219	-
Derivative Instruments:

Liabilities
Futures Contracts	(1,717)	(1,717)	-	-
Total Liabilities	(1,717)	(1,717)	-	-
Total Derivative Instruments:	(1,717)	(1,717)	-	-
Fidelity® Preferred Securities & Income ETF
Financial Statements

Statement of Assets and Liabilities

As of August 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$76,808,356
Investments in securities, at value - affiliated issuers	2,298,370
Segregated cash with brokers for derivative instruments	87,550
Cash	9,130
Dividends receivable	134,657
Interest receivable	331,327
Distributions receivable from affiliated funds	11,216
Receivable for variation margin on futures contracts	1,688
Other receivables	123
Total assets	79,682,417
Liabilities
Distributions payable	318,750
Accrued management fee	39,540
Total liabilities	358,290
Net Assets	$79,324,127
Net assets consist of:
Paid in capital	86,222,455
Total accumulated earnings (loss)	(6,898,328)
Net Assets	$79,324,127

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($79,324,127/3,750,000 shares)	$21.15

Other Information
Unaffiliated issuers, cost	78,663,676
Affiliated issuers, cost	2,298,140
Statement of Operations

Year ended August 31, 2026

Investment Income
Dividends - unaffiliated issuers	$3,432,623
Dividends - affiliated issuers	117,700
Interest	977,228
Total investment income	4,527,551
Expenses
Management fee	461,497
Independent trustees' fees and expenses	250
Total expenses	461,747
Expense reductions	(772)
Total expenses after reductions	460,975
Net investment income (loss)	4,066,576
Net realized gain (loss)
Investments - unaffiliated issuers	110,291
Investments - affiliated issuers	186
Futures contracts	15,466
Net realized gain (loss)	125,943
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(2,583,990)
Investments - affiliated issuers	230
Futures contracts	(1,272)
Total change in net unrealized appreciation (depreciation)	(2,585,032)
Net gain (loss)	(2,459,089)
Net increase (decrease) in net assets resulting from operations	$1,607,487

Statement of Changes in Net Assets
	Year ended August 31, 2026	Year ended August 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,066,576	$2,841,485
Net realized gain (loss)	125,943	(299,902)
Change in net unrealized appreciation (depreciation)	(2,585,032)	(69,191)
Net increase (decrease) in net assets resulting from operations	$1,607,487	$2,472,392
Distributions to shareholders
Distributions to shareholders	(4,073,600)	(2,789,100)
Total distributions	(4,073,600)	(2,789,100)
Net increase (decrease) in net assets resulting from share transactions	17,678,998	21,904,547
Total increase (decrease) in net assets	15,212,885	21,587,839
Net Assets
Beginning of period	64,111,242	42,523,403
End of period	$79,324,127	$64,111,242
Financial Highlights
Fidelity® Preferred Securities & Income ETF

Years ended August 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$21.73	$21.81	$20.06	$20.67	$25.20
Income from Investment Operations
Net investment income (loss) A, B	1.13	1.12	1.03	.94	.89
Net realized and unrealized gain (loss)	(.59)	(.12)	1.77	(.51)	(4.49)
Total from investment operations	.54	1.00	2.80	.43	(3.60)
Distributions
Distributions from net investment income	(1.12)	(1.08)	(1.05)	(.86)	(.93)
Distributions from tax return of capital	-	-	-	(.18)	-
Total distributions	(1.12)	(1.08)	(1.05)	(1.04)	(.93)
Net asset value, end of period	$21.15	$21.73	$21.81	$20.06	$20.67
Total Return C, D	2.52%	4.76%	14.31%	2.19%	(14.50)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.59%	.59%	.60%	.59%	.59%
Ratio of expenses to average net assets net of fee waivers, if any	.59%	.59%	.60%	.59%	.59%
Ratio of expenses to average net assets net of all reductions, if any	.59%	.59%	.60%	.59%	.59%
Ratio of net investment income (loss) to average net assets	5.20%	5.18%	4.95%	4.65%	3.98%
Net assets, end of period	$79,324,127	$64,111,242	$42,523,403	$32,095,238	$33,068,649
Portfolio turnover rate G	19%	56%	28%	50%	21%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CBased on net asset value.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended August 31, 2026

  1. Organization.
Fidelity® Enhanced High Yield ETF and Fidelity® Preferred Securities & Income ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

  2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Each Fund operates as a single operating segment. Each Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with each Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Non-Convertible Corporate Bonds, Preferred Securities and Convertible Corporate Bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the Exchange listed below, normally 4:00p.m. Eastern time and includes trades executed through the end of the prior business day.

Exchange
Fidelity® Enhanced High Yield ETF	NYSE Arca, Inc.
Fidelity® Preferred Securities & Income ETF	Cboe BZX Exchange, Inc.

Gains and losses on securities sold are determined on the basis of identified cost.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Payment in kind (PIK) income is accrued as earned and capitalized to the cost basis of the related debt security.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of August 31, 2026, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, certain conversion ratio adjustments, equity-debt classifications, futures transactions, partnerships, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Enhanced High Yield ETF	642,070,401	8,245,678	(3,533,485)	4,712,193
Fidelity® Preferred Securities & Income ETF	80,662,735	1,586,726	(3,142,734)	(1,556,008)

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Enhanced High Yield ETF	205,669	(33,306,539)	4,712,193
Fidelity® Preferred Securities & Income ETF	-	(4,962,938)	(1,556,008)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® Enhanced High Yield ETF	(14,526,138)	(18,780,401)	(33,306,539)
Fidelity® Preferred Securities & Income ETF	(2,588,702)	(2,374,236)	(4,962,938)

The tax character of distributions paid was as follows:

August 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® Enhanced High Yield ETF	32,565,850	32,565,850
Fidelity® Preferred Securities & Income ETF	4,073,600	4,073,600

August 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity® Enhanced High Yield ETF	24,904,300	24,904,300
Fidelity® Preferred Securities & Income ETF	2,789,100	2,789,100

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Enhanced High Yield ETF
Credit Risk
Swaps	-	-	(39,664)	-
Total Credit Risk	-	-	(39,664)	-
Interest Rate Risk
Futures Contracts	-	-	(42,994)	(44,322)
Total Interest Rate Risk	-	-	(42,994)	(44,322)

Totals	-	-	(82,658)	(44,322)
Fidelity® Preferred Securities & Income ETF
Interest Rate Risk
Futures Contracts	-	(1,717)	15,466	(1,272)
Total Interest Rate Risk	-	(1,717)	15,466	(1,272)

Totals	-	(1,717)	15,466	(1,272)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin for centrally cleared swaps is included in receivable or payable for variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® Enhanced High Yield ETF
Futures Contracts	2,857,473
Swaps	583,333
Fidelity® Preferred Securities & Income ETF
Futures Contracts	709,130

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuation in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These payments, if any, are included in receivable or payable for variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Enhanced High Yield ETF	263,356,101	258,189,571
Fidelity® Preferred Securities & Income ETF	31,490,255	14,249,142

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity® Enhanced High Yield ETF	205,734,747	28,677,818

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides each Fund with investment management related services.

For these services, each Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of each Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® Enhanced High Yield ETF	0.35
Fidelity® Preferred Securities & Income ETF	0.59

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Enhanced High Yield ETF	-
Fidelity® Preferred Securities & Income ETF	177

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in dividends - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Enhanced High Yield ETF	10,484	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Enhanced High Yield ETF	11,922,175

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Enhanced High Yield ETF	7,484
Fidelity® Preferred Securities & Income ETF	772

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	August 31, 2026	August 31, 2025
Fidelity® Enhanced High Yield ETF
Fidelity® Enhanced High Yield ETF	32,565,850	24,904,300
Total	32,565,850	24,904,300
Fidelity® Preferred Securities & Income ETF
Fidelity® Preferred Securities & Income ETF	4,073,600	2,789,100
Total	4,073,600	2,789,100

  9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Funds of all or a portion of the applicable deposit securities. In these circumstances, the Authorized Participant provides collateral to the custodian, on behalf of the Funds, in an amount up to 115% of the daily mark-to-market value of the deposit securities not yet received.

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	August 31, 2026	August 31, 2025	August 31, 2026	August 31, 2025

Fidelity® Enhanced High Yield ETF
Shares sold	4,450,000	2,850,000	218,466,315	138,781,750
Shares redeemed	(600,000)	(1,150,000)	(29,134,958)	(55,382,669)
Net increase (decrease)	3,850,000	1,700,000	189,331,357	83,399,081
Fidelity® Preferred Securities & Income ETF
Shares sold	900,000	1,150,000	19,817,243	25,162,061
Shares redeemed	(100,000)	(150,000)	(2,138,245)	(3,257,514)
Net increase (decrease)	800,000	1,000,000	17,678,998	21,904,547

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Enhanced High Yield ETF and Fidelity Preferred Securities & Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Enhanced High Yield ETF and Fidelity Preferred Securities & Income ETF (two of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026 and each of the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity® Enhanced High Yield Factor ETF	0.29%
Fidelity® Preferred Securities & Income ETF	1.20%
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity® Preferred Securities & Income ETF
September 2025	31%
October 2025	36%
November 2025	36%
December 2025	36%
January 2026	37%
February 2026	37%
March 2026	37%
April 2026	37%
May 2026	37%
June 2026	37%
July 2026	37%
August 2026	37%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Preferred Securities & Income ETF
September 2025	23.67%
October 2025	27.71%
November 2025	27.71%
December 2025	27.71%
January 2026	37.58%
February 2026	37.58%
March 2026	37.58%
April 2026	37.58%
May 2026	37.58%
June 2026	37.58%
July 2026	37.58%
August 2026	37.58%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity® Preferred Securities & Income ETF
September 2025	1.34%
October 2025	1.56%
November 2025	1.56%
December 2025	1.56%
January 2026	1.49%
February 2026	1.49%
March 2026	1.49%
April 2026	1.49%
May 2026	1.49%
June 2026	1.49%
July 2026	1.49%
August 2026	1.49%

The funds hereby designate the amounts noted below as distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity® Enhanced High Yield Factor ETF	$ 20,534,201
Fidelity® Preferred Securities & Income ETF	$ 449,242
The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity® Enhanced High Yield Factor ETF	$ 32,565,850
Fidelity® Preferred Securities & Income ETF	$ 2,132,708

The funds will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Enhanced High Yield ETF
Fidelity Preferred Securities & Income ETF

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board voted to continue each fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on the funds in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable, in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Managers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under a separate agreement covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate index (benchmark index) and, for Fidelity Enhanced High Yield ETF, an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to each fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the total peer group; and (iv) total expense of each fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the funds, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the funds and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2027.

1.9887634.108
HIE-ANN-1026
Fidelity® Sustainable High Yield ETF

Annual Report
August 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Sustainable High Yield ETF
Schedule of Investments August 31, 2026
Showing Percentage of Net Assets
Bank Loan Obligations - 9.9%
	Principal Amount (a)	Value ($)
COLOMBIA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Canacol Energy Ltd Tranche DIP 1LN, term loan CME Term SOFR 3 month Index + 9%, 15% 9/30/2026 (c)(d)(e)(f)	51,352	51,352
Canacol Energy Ltd Tranche SECOND DIP, term loan CME Term SOFR 3 month Index + 15%, 15% 11/30/2026 (c)(d)(e)(f)	25,791	25,791

TOTAL COLOMBIA		77,143
FINLAND - 0.1%
Materials - 0.1%
Paper & Forest Products - 0.1%
Ahlstrom Holding 3 Oy Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 8.2438% 5/23/2030 (d)(e)(f)	154,613	155,109
LUXEMBOURG - 0.0%
Communication Services - 0.0%
Media - 0.0%
Altice Financing SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.7529% 10/31/2027 (d)(e)(f)	4,949	3,062
NETHERLANDS - 0.1%
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Enstall Group BV Tranche NEW HOLDCO, term loan CME Term SOFR 3 month Index + 12%, 12% 8/31/2029 (c)(d)(e)(f)	105,993	56,688
Enstall Group BV Tranche REINSTATED TERM 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 9.3322% 8/31/2030 (c)(d)(e)(f)	148,007	135,610

TOTAL NETHERLANDS		192,298
SWITZERLAND - 0.3%
Materials - 0.3%
Chemicals - 0.3%
Consolidated Energy Finance SA 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.5727% 11/15/2030 (d)(e)(f)	239,400	232,517
Consolidated Energy Finance SA Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.3227% 11/15/2030 (d)(e)(f)	280,776	275,556

TOTAL SWITZERLAND		508,073
UNITED STATES - 9.3%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.1%
Connect Holding II LLC Tranche B-DD 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 7.9364% 4/3/2031 (d)(e)(f)	190,000	161,975
Media - 0.1%
CMG Media Corp Tranche B2 1LN, term loan CME Term SOFR 3 month Index + 3.5%, 7.3322% 6/18/2029 (d)(e)(f)	149,615	140,975
TOTAL COMMUNICATION SERVICES		302,950
Consumer Discretionary - 2.0%
Automobiles - 0.2%
CWGS Group LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.3009% 6/3/2028 (d)(e)(f)	314,609	303,512
Hotels, Restaurants & Leisure - 0.8%
Horizon US Finco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.593% 10/31/2031 (d)(e)(f)	318,394	307,330
MajorDrive Holdings IV LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9938% 6/1/2028 (d)(e)(f)	442,895	424,542
Sizzling Platter LLC 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.6864% 7/2/2032 (d)(e)(f)	397,073	377,815
Sizzling Platter LLC Tranche DD 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 5% 7/2/2032 (d)(e)(f)(h)	17,014	16,189
		1,125,876
Household Durables - 0.2%
TGP Holdings III LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0364% 6/29/2028 (d)(e)(f)	354,808	340,023
Specialty Retail - 0.8%
Champions Financing Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.5141% 2/23/2029 (d)(e)(f)	452,193	445,514
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.75%, 7.5381% 6/6/2031 (d)(e)(f)	555,000	428,488
RVR Dealership Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.3102% 2/26/2033 (d)(e)(f)	114,863	110,986
Staples Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.75%, 9.561% 9/4/2029 (d)(e)(f)	223,257	208,942
		1,193,930
TOTAL CONSUMER DISCRETIONARY		2,963,341
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
C&S Wholesale Grocers Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.7322% 9/20/2030 (d)(e)(f)	49,588	45,156
Food Products - 0.0%
Del Monte Foods Corp II Inc Tranche TLB DIP ROLLUP, term loan CME Term SOFR 3 month Index + 9.5%, 0% (c)(d)(e)(f)(g)	3,314	1,255
TOTAL CONSUMER STAPLES		46,411
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (d)(e)(f)(g)	1,512,125	951,565
Financials - 0.6%
Financial Services - 0.3%
Project Build Tranche DELAYED DRAW TL 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 1% 6/30/2031 (d)(e)(f)(h)	38,919	38,043
Project Build Tranche TAKEBACK TL 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 9.1658% 6/30/2031 (d)(e)(f)	305,975	299,091
Vci Asset Holdings 3 LLC Tranche TL, term loan 6.875% 4/15/2031 (c)(d)	66,500	66,874
		404,008
Insurance - 0.3%
Acrisure LLC Tranche B6 1LN, term loan CME Term SOFR 1 month Index + 3%, 6.6864% 11/6/2030 (d)(e)(f)	55,000	46,567
Asurion LLC Tranche B14 1LN, term loan CME Term SOFR 3 month Index + 3.75%, 7.5727% 2/23/2033 (d)(e)(f)	389,025	372,328
		418,895
TOTAL FINANCIALS		822,903
Health Care - 1.6%
Health Care Providers & Services - 0.2%
Cano Health LLC Tranche INITIAL EXCHANGE TERM LOANS 1LN, term loan CME Term SOFR 3 month Index + 10%, 13.7322% 6/28/2029 (c)(d)(e)(f)	7,189	1,042
ModivCare Inc Tranche EXIT 1LN, term loan CME Term SOFR 1 month Index + 5%, 8.7322% 12/29/2030 (d)(e)(f)	6,951	5,874
Team Public Choices LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 5.25%, 8.9822% 3/31/2033 (d)(e)(f)	290,000	288,654
		295,570
Pharmaceuticals - 1.4%
1261229 BC Ltd Tranche B 1LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9364% 10/8/2030 (d)(e)(f)	2,001,120	1,988,973
TOTAL HEALTH CARE		2,284,543
Industrials - 1.1%
Building Products - 0.2%
Cornerstone Building Brands Inc 1LN, term loan CME Term SOFR 1 month Index + 5.625%, 9.2894% 8/1/2028 (d)(e)(f)	10,887	5,117
Cornerstone Building Brands Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3.25%, 7.0144% 4/12/2028 (d)(e)(f)	134,267	65,120
Cornerstone Building Brands Inc Tranche C 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1644% 5/15/2031 (d)(e)(f)	479,670	216,192
		286,429
Commercial Services & Supplies - 0.9%
Artera Services LLC 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.1864% 2/15/2031 (d)(e)(f)	384,147	320,283
Brand Industrial Services Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.5%, 8.311% 8/1/2030 (d)(e)(f)	42,577	34,127
CSC ServiceWorks East LLC Tranche EXCHANGE FLSO TL 1LN, term loan CME Term SOFR 1 month Index + 4%, 8.0138% 9/4/2030 (d)(e)(f)	964,070	668,341
Neptune Bidco US Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5%, 8.8626% 2/3/2033 (d)(e)(f)	205,000	204,334
Vericast Corp 1LN, term loan CME Term SOFR 1 month Index + 7.75%, 11.5% 6/15/2030 (d)(e)(f)	133,959	132,731
		1,359,816
TOTAL INDUSTRIALS		1,646,245
Information Technology - 0.9%
IT Services - 0.3%
Constant Contact Inc 2LN, term loan CME Term SOFR 3 month Index + 7.5%, 11.5145% 2/12/2029 (d)(e)(f)	31,000	27,874
Constant Contact Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4%, 8.0145% 2/10/2028 (d)(e)(f)	378,094	365,866
		393,740
Software - 0.6%
CoreWeave Financing DDTL V-V LLC Tranche DD-CAPEX 1LN, term loan CME Term SOFR 1 month Index + 5.5%, 4.7172% 9/1/2031 (d)(e)(f)(h)	15,000	15,038
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.25%, 7.9364% 5/3/2028 (d)(e)(f)	402,620	397,740
MH Sub I LLC Tranche B 2LN, term loan CME Term SOFR 1 month Index + 6.25%, 9.9364% 2/23/2029 (d)(e)(f)	31,000	30,457
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 3%, 0% 8/31/2028 (d)(e)(f)(i)	31,527	31,464
Proofpoint Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.2486% 8/31/2030 (d)(e)(f)	443,242	436,833
		911,532
TOTAL INFORMATION TECHNOLOGY		1,305,272
Materials - 2.2%
Chemicals - 1.8%
A-Gas FinCo Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.25%, 8.9822% 12/14/2029 (d)(e)(f)	315,000	297,675
Advancion Holdings LLC 1LN, term loan CME Term SOFR 1 month Index + 4.75%, 8.5141% 11/24/2027 (d)(e)(f)	29,961	28,613
Advancion Holdings LLC 2LN, term loan CME Term SOFR 3 month Index + 7.75%, 11.6141% 11/24/2028 (d)(e)(f)	226,000	171,760
Advancion Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.8641% 11/24/2027 (d)(e)(f)	459,520	438,841
American Rock Salt Co LLC 1LN, term loan CME Term SOFR 3 month Index + 4%, 7.9938% 6/9/2028 (d)(e)(f)	4,872	4,724
Herens US Holdco Corp Tranche B 1LN, term loan CME Term SOFR 3 month Index + 3.925%, 7.7572% 7/3/2028 (d)(e)(f)	411,329	391,404
Hexion Holdings Corp 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.6881% 3/15/2029 (d)(e)(f)	575,015	566,867
Hexion Holdings Corp 2LN, term loan CME Term SOFR 1 month Index + 7.4375%, 11.2239% 3/15/2030 (d)(e)(f)	189,265	174,754
M2S Group Intermediate Holdings Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 4.75%, 8.5727% 8/25/2031 (d)(e)(f)	225,738	226,584
Mativ Holdings Inc Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4.5%, 8.1864% 4/4/2033 (d)(e)(f)	170,000	171,275
Tronox Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.2122% 9/30/2031 (d)(e)(f)	158,929	123,845
		2,596,342
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings Inc 1LN, term loan CME Term SOFR 1 month Index + 3.175%, 6.8614% 4/13/2029 (d)(e)(f)	615,000	613,807
TOTAL MATERIALS		3,210,149
TOTAL UNITED STATES		13,533,379
TOTAL BANK LOAN OBLIGATIONS (Cost $14,607,557)		14,469,064

Common Stocks - 0.5%
	Shares	Value ($)
UNITED STATES - 0.5%
Communication Services - 0.0%
Entertainment - 0.0%
Warner Bros Discovery Inc (b)	2,700	77,031
Health Care - 0.2%
Health Care Equipment & Supplies - 0.1%
Anteris Technologies Global Corp (b)	10,000	86,100
Health Care Providers & Services - 0.1%
Cano Health LLC (b)(c)	981	0
Cano Health LLC warrants 6/28/2029 (b)(c)	107	0
ModivCare Inc (c)	890	4,228
Surgery Partners Inc (b)	10,285	142,859
		147,087
TOTAL HEALTH CARE		233,187
Materials - 0.1%
Chemicals - 0.1%
Mativ Holdings Inc	11,900	141,491
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Build Holdco, LLC (c)	8,522	222,254
TOTAL UNITED STATES		673,963
TOTAL COMMON STOCKS (Cost $702,481)		673,963

Convertible Corporate Bonds - 1.9%
	Principal Amount (a)	Value ($)
CAMEROON - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Golar LNG Ltd 2.75% 12/15/2030	256,000	293,760
GHANA - 0.4%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Kosmos Energy Ltd 3.125% 3/15/2030	635,000	512,128
UNITED STATES - 1.4%
Industrials - 0.2%
Electrical Equipment - 0.2%
Eos Energy Enterprises Inc 1.75% 12/1/2031 (k)	608,000	359,328
Information Technology - 1.2%
Semiconductors & Semiconductor Equipment - 0.2%
MKS Inc 1.25% 6/1/2030	74,000	133,126
ON Semiconductor Corp 0% 5/1/2027 (l)	106,000	152,905
		286,031
Software - 1.0%
Riot Platforms Inc 0.75% 1/15/2030	377,000	567,941
Strategy Inc 0% 12/1/2029 (l)	486,000	440,948
Terawulf Inc 0% 5/1/2032 (k)(l)	328,000	351,517
		1,360,406
TOTAL INFORMATION TECHNOLOGY		1,646,437
TOTAL UNITED STATES		2,005,765
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,736,279)		2,811,653

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
UNITED STATES - 0.4%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Alphabet Inc Series A 6.25%	2,380	115,121
Alphabet Inc Series B 6.25%	2,378	114,167
TOTAL COMMUNICATION SERVICES		229,288
Consumer Discretionary - 0.1%
Household Durables - 0.1%
Whirlpool Corp Series A, 8.5%	4,279	148,396
Financials - 0.0%
Financial Services - 0.0%
Acrisure Holdings Inc Series A-2 (b)(c)	3,085	99,306
Information Technology - 0.1%
Software - 0.1%
Oracle Corp Series D 6.5%	3,770	175,456
TOTAL UNITED STATES		652,446
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $678,743)		652,446

Non-Convertible Corporate Bonds - 85.3%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 0.1%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Aston Martin Capital Holdings Ltd 10% 3/31/2029 (k)	260,000	152,100
BRAZIL - 0.6%
Industrials - 0.2%
Commercial Services & Supplies - 0.1%
Ambipar Lux Sarl 9.875% (g)(k)	411,000	142,822
Passenger Airlines - 0.1%
Azul Secured Finance LLP 9.875% 2/15/2031 (k)	165,000	144,679
TOTAL INDUSTRIALS		287,501
Materials - 0.4%
Metals & Mining - 0.4%
ERO Copper Corp 6.5% 2/15/2030 (k)	520,000	519,246
TOTAL BRAZIL		806,747
CAMEROON - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Golar LNG Ltd 7.5% 10/2/2030 (k)	115,000	116,983
CANADA - 1.8%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
TELUS Corp 7% 10/15/2055 (e)	110,000	109,066
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC / New Red Finance Inc 5.625% 9/15/2029 (k)	182,000	182,640
1011778 BC ULC / New Red Finance Inc 6.125% 6/15/2029 (k)	191,000	193,312
TOTAL CONSUMER DISCRETIONARY		375,952
Materials - 1.5%
Chemicals - 0.1%
Methanex Corp 5.65% 12/1/2044	85,000	75,626
Containers & Packaging - 0.3%
Toucan FinCo Ltd/Toucan FinCo Can Inc/Toucan FinCo US LLC 9.5% 5/15/2030 (k)	517,000	494,487
Metals & Mining - 1.1%
Hudbay Minerals Inc 6.125% 4/1/2029 (k)	1,542,000	1,549,134
TOTAL MATERIALS		2,119,247
TOTAL CANADA		2,604,265
COLOMBIA - 0.6%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Canacol Energy Ltd 5.75% (g)(k)	546,000	152,721
Gran Tierra Energy Inc 9.75% 4/15/2031 (k)	255,000	264,448
TOTAL ENERGY		417,169
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 5.375% 12/30/2030 (k)	464,229	439,370
TOTAL COLOMBIA		856,539
FRANCE - 0.7%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Altice France SA 6.5% 4/15/2032 (k)	145,000	140,980
Altice France SA 6.875% 7/15/2032 (k)	374,542	367,241
TOTAL COMMUNICATION SERVICES		508,221
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Forvia SE 6.75% 9/15/2033 (k)	324,000	324,609
Energy - 0.2%
Energy Equipment & Services - 0.2%
Viridien 10% 10/15/2030 (k)	245,000	258,428
TOTAL FRANCE		1,091,258
GHANA - 0.8%
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Kosmos Energy Ltd 7.5% 3/1/2028 (k)	341,000	339,084
Kosmos Energy Ltd 7.75% 5/1/2027 (k)	175,000	174,913
Kosmos Energy Ltd 8.75% 10/1/2031 (k)	180,000	162,176
Tullow Holdco 2 Ltd 15% 11/15/2028 pay-in-kind (e)(k)	497,594	514,014

TOTAL GHANA		1,190,187
ISRAEL - 0.0%
Health Care - 0.0%
Pharmaceuticals - 0.0%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	25,000	24,949
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	30,000	30,458

TOTAL ISRAEL		55,407
LUXEMBOURG - 1.0%
Communication Services - 0.6%
Media - 0.3%
Altice Financing SA 5.75% 8/15/2029 (k)	550,000	333,634
Altice Financing SA 9.625% 7/15/2027 (k)	214,000	134,021
		467,655
Wireless Telecommunication Services - 0.3%
Altice France Lux 3 / Altice Holdings 1 10% 1/15/2033 (k)	386,400	376,308
TOTAL COMMUNICATION SERVICES		843,963
Materials - 0.4%
Chemicals - 0.4%
Herens Holdco Sarl 4.75% 5/15/2028 (k)	706,000	621,025
TOTAL LUXEMBOURG		1,464,988
NIGERIA - 0.3%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
IHS Holding Ltd 5.625% 11/29/2026 (k)	213,000	212,099
IHS Holding Ltd 6.25% 11/29/2028 (k)	26,000	25,838
IHS Holding Ltd 7.875% 5/29/2030 (k)	110,000	112,820
IHS Holding Ltd 8.25% 11/29/2031 (k)	20,000	20,765

TOTAL NIGERIA		371,522
SOUTH AFRICA - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Liquid Telecommunications Financing Plc 10.75% 4/14/2031 (k)	141,000	146,739
SWITZERLAND - 0.7%
Materials - 0.7%
Chemicals - 0.7%
Consolidated Energy Finance SA 12% 2/15/2031 (k)	365,000	388,732
Consolidated Energy Finance SA 5.625% 10/15/2028 (k)	615,000	602,934

TOTAL SWITZERLAND		991,666
UNITED KINGDOM - 0.2%
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
A&K Travel Group Holdings Ltd 7.5% 5/15/2033 (k)	220,000	223,804
UNITED STATES - 78.3%
Communication Services - 7.1%
Diversified Telecommunication Services - 4.6%
APLD ComputeCo 3 LLC 7% 6/15/2031 (k)	320,000	308,096
Core Scientific Finance I LLC 7.75% 5/15/2031 (k)	585,000	567,615
Edged Compute LLC 7.5% 4/30/2031 (k)	595,000	564,433
ELK Grove Village Property LLC 7.5% 6/15/2031 (k)	75,000	72,219
Galaxy Helios Data Centers II LLC 9.875% 8/1/2031 (k)	440,000	435,788
Level 3 Financing Inc 6.875% 6/30/2033 (k)	1,694,500	1,722,580
Level 3 Financing Inc 7.5% 2/15/2037 (k)	495,000	491,119
Level 3 Financing Inc 8.5% 1/15/2036 (k)	425,000	444,403
Lumen Technologies Inc 4.5% 1/15/2029 (k)	7,000	6,677
Meridian Arc Holdco LLC 6.25% 4/30/2031 (k)	675,000	641,751
PR RNO Property Owner 1 LLC 6.5% 5/1/2031 (k)	155,000	143,680
RD Michigan Property Owner I LLC 7.5% 3/30/2045 (k)	305,000	290,780
Sopaipilla Investor LLC 7.534% 11/30/2048 (k)	223,000	228,442
SV RNO Property Owner 1 LLC 5.875% 3/1/2031 (k)	215,000	197,371
Yondr JK 1 LLC 6.875% 6/30/2031 (k)	250,000	234,219
Zenith Arc LLC 8.875% 8/31/2031 (k)	305,000	294,310
		6,643,483
Interactive Media & Services - 0.3%
Snap Inc 6.875% 3/1/2033 (k)	46,000	45,108
Snap Inc 6.875% 3/15/2034 (k)	398,000	387,044
		432,152
Media - 2.2%
CCO Holdings LLC / CCO Holdings Capital Corp 4.25% 1/15/2034 (k)	1,288,000	1,073,915
CCO Holdings LLC / CCO Holdings Capital Corp 4.75% 2/1/2032 (k)	713,000	638,960
CCO Holdings LLC / CCO Holdings Capital Corp 7% 2/1/2033 (k)	447,000	436,434
CCO Holdings LLC / CCO Holdings Capital Corp 7.375% 2/1/2036 (k)	294,000	284,268
CMG Media Corp 8.875% 6/18/2029 (k)	74,000	56,820
CSC Holdings LLC 3.375% 2/15/2031 (k)	291,000	151,320
CSC Holdings LLC 4.125% 12/1/2030 (k)	170,000	89,669
CSC Holdings LLC 4.5% 11/15/2031 (k)	235,000	122,200
CSC Holdings LLC 4.625% 12/1/2030 (k)	108,000	22,950
EW Scripps Co/The 9.875% 8/15/2030 (k)	226,000	203,834
Nexstar Media Inc 6.5% 9/15/2033 (k)	135,000	135,602
		3,215,972
TOTAL COMMUNICATION SERVICES		10,291,607
Consumer Discretionary - 10.3%
Automobile Components - 0.5%
American Axle & Manufacturing Inc 6.375% 10/15/2032 (k)	102,000	102,109
American Axle & Manufacturing Inc 7.75% 10/15/2033 (k)	625,000	627,943
		730,052
Automobiles - 0.2%
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10% 1/15/2031 (k)	347,000	354,571
Broadline Retail - 2.1%
GrubHub Holdings Inc 13% 7/31/2030 pay-in-kind (k)	173,261	149,300
Saks Global Enterprises LLC 11% (c)(g)(k)	46,350	115
Wayfair LLC 6.75% 11/15/2032 (k)	964,000	991,857
Wayfair LLC 7.125% 5/31/2034 (k)	235,000	243,747
Wayfair LLC 7.25% 10/31/2029 (k)	1,072,000	1,107,302
Wayfair LLC 7.75% 9/15/2030 (k)	588,000	618,935
		3,111,256
Diversified Consumer Services - 0.8%
Sotheby's 8.25% 4/15/2031 (k)	542,000	548,809
Sotheby's/Bidfair Holdings Inc 5.875% 6/1/2029 (k)	185,000	179,718
StoneMor Inc 8.5% 5/15/2029 (k)	497,000	495,586
		1,224,113
Hotels, Restaurants & Leisure - 3.4%
BCPE Flavor Debt Merger Sub LLC and BCPE Flavor Issuer Inc 9.5% 7/1/2032 (k)	130,000	128,857
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (k)	2,183,000	1,982,762
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (k)	215,000	211,651
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (k)	282,000	281,752
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (k)	666,000	667,915
Hilton Domestic Operating Co Inc 6.125% 4/1/2032 (k)	165,000	167,112
MajorDrive Holdings IV LLC 6.375% 6/1/2029 (k)	320,000	270,042
NCL Corp Ltd 5.875% 1/15/2031 (k)	498,000	477,612
NCL Corp Ltd 6.25% 9/15/2033 (k)	523,000	489,245
NCL Corp Ltd 6.75% 2/1/2032 (k)	165,000	160,494
		4,837,442
Household Durables - 1.0%
Whirlpool Corp 4.6% 5/15/2050	256,000	144,725
Whirlpool Corp 5.75% 3/1/2034	481,000	374,780
Whirlpool Corp 6.5% 6/15/2033	926,000	800,434
Whirlpool Corp 7.5% 7/1/2031 (k)	65,000	65,082
Whirlpool Corp 7.875% 7/1/2034 (k)	130,000	127,175
		1,512,196
Specialty Retail - 2.3%
Advance Auto Parts Inc 1.75% 10/1/2027	145,000	139,699
Advance Auto Parts Inc 3.5% 3/15/2032	90,000	77,945
Advance Auto Parts Inc 3.9% 4/15/2030	60,000	56,373
Advance Auto Parts Inc 7% 8/1/2030 (k)	218,000	222,904
Advance Auto Parts Inc 7.375% 8/1/2033 (k)	905,000	927,643
Carvana Co 4.875% 9/1/2029 (k)	25,000	23,625
Champions Financing Inc 8.75% 2/15/2029 (k)	290,000	295,677
LBM Acquisition LLC 6.25% 1/15/2029 (k)	237,000	149,663
Michaels Cos Inc/The 11% 3/15/2034 (k)	270,000	261,981
Michaels Cos Inc/The 8.5% 3/15/2033 (k)	272,000	269,263
Staples Inc 10.75% 9/1/2029 (k)	543,000	521,675
Staples Inc 12.75% 1/15/2030 (k)	395,538	315,082
		3,261,530
TOTAL CONSUMER DISCRETIONARY		15,031,160
Consumer Staples - 1.9%
Consumer Staples Distribution & Retail - 0.4%
C&S Group Enterprises LLC 5% 12/15/2028 (k)	36,000	33,415
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7% 8/15/2034 (k)	290,000	292,622
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc 7.125% 4/30/2033 (k)	41,000	41,892
Performance Food Group Inc 4.25% 8/1/2029 (k)	45,000	43,685
Performance Food Group Inc 5.625% 3/1/2034 (k)	135,000	131,141
Performance Food Group Inc 6.125% 9/15/2032 (k)	50,000	50,104
US Foods Inc 5.75% 4/15/2033 (k)	8,000	7,962
		600,821
Food Products - 1.5%
Post Holdings Inc 4.5% 9/15/2031 (k)	946,000	879,050
Post Holdings Inc 6.25% 10/15/2034 (k)	364,000	350,914
Post Holdings Inc 6.375% 3/1/2033 (k)	542,000	532,577
Post Holdings Inc 6.5% 3/15/2036 (k)	468,000	453,583
		2,216,124
TOTAL CONSUMER STAPLES		2,816,945
Energy - 7.0%
Energy Equipment & Services - 0.5%
Archrock Partners LP / Archrock Partners Finance Corp 6.625% 9/1/2032 (k)	138,000	140,543
Archrock Services LP / Archrock Partners Finance Corp 6% 2/1/2034 (k)	265,000	260,642
Oceaneering International Inc 6.875% 7/15/2034 (k)	345,000	356,030
		757,215
Oil, Gas & Consumable Fuels - 6.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 10/15/2033 (k)	168,000	165,854
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.75% 7/1/2034 (k)	210,000	206,064
California Resources Corp 7% 1/15/2034 (k)	235,000	234,979
California Resources Corp 7.25% 1/15/2035 (k)	575,000	576,388
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 2/15/2031 (k)	105,000	113,763
Calumet Specialty Products Partners LP / Calumet Finance Corp 9.75% 7/15/2028 (k)	222,000	228,931
CNX Midstream Partners LP 4.75% 4/15/2030 (k)	883,000	850,214
CNX Resources Corp 5.875% 3/1/2034 (k)	860,000	838,618
CNX Resources Corp 7.25% 3/1/2032 (k)	322,000	331,444
CNX Resources Corp 7.375% 1/15/2031 (k)	214,000	219,144
Global Partners LP / GLP Finance Corp 6.875% 1/15/2029	906,000	910,219
Global Partners LP / GLP Finance Corp 7.125% 7/1/2033 (k)	604,000	621,139
Sunoco LP / Sunoco Finance Corp 4.5% 5/15/2029	1,361,000	1,331,234
Sunoco LP 5.375% 7/15/2031 (k)	215,000	212,078
Sunoco LP 5.625% 3/15/2031 (k)	471,000	467,801
Sunoco LP 5.625% 7/15/2034 (k)	193,000	187,453
Sunoco LP 5.875% 3/15/2034 (k)	882,000	869,314
Sunoco LP 6.25% 7/1/2033 (k)	996,000	1,001,256
		9,365,893
TOTAL ENERGY		10,123,108
Financials - 7.6%
Capital Markets - 1.2%
Jane Street Group / JSG Finance Inc 7.294% 8/13/2031 (k)	360,000	368,100
Jane Street Group / JSG Finance Inc 7.686% 8/13/2033 (k)	180,000	184,500
Jane Street Group / JSG Finance Inc 8.088% 8/13/2036 (k)	175,000	181,781
Jefferies Finance LLC / JFIN Co-Issuer Corp 5% 8/15/2028 (k)	683,000	661,505
Jefferies Finance LLC / JFIN Co-Issuer Corp 6.625% 10/15/2031 (k)	209,000	207,195
Resideo Funding II LLC 6.5% 7/15/2032 (k)	214,000	211,840
		1,814,921
Consumer Finance - 1.0%
Ally Financial Inc 6.646% 1/17/2040 (e)	1,139,000	1,116,314
OneMain Finance Corp 7.125% 3/15/2034	75,000	75,013
SLM Corp 6.495% 5/15/2032 (e)	115,000	115,314
SLM Corp 6.5% 1/31/2030	82,000	83,493
		1,390,134
Financial Services - 2.9%
Block Inc 3.5% 6/1/2031	563,000	515,639
Block Inc 5.625% 8/15/2030 (k)	277,000	277,404
Block Inc 6% 8/15/2033 (k)	496,000	495,098
Block Inc 6.5% 5/15/2032	1,871,000	1,899,652
HA Sustainable Infrastructure Capital Inc 7.125% 11/15/2056 (e)	690,000	695,601
HA Sustainable Infrastructure Capital Inc 8% 6/1/2056 (e)	263,000	276,342
Walker & Dunlop Inc 6.625% 4/1/2033 (k)	44,000	43,741
		4,203,477
Insurance - 1.0%
Asurion LLC/ Asurion Co-Issuer Inc 8% 12/31/2032 (k)	837,000	832,664
Asurion LLC/ Asurion Co-Issuer Inc 8.375% 2/1/2034 (k)	608,000	548,711
Athene Holding Ltd 6.875% 6/28/2055 (e)	92,000	86,131
		1,467,506
Mortgage Real Estate Investment Trusts (REITs) - 1.5%
EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM 7.375% 9/30/2030 (k)	70,000	69,694
Starwood Property Trust Inc 5.25% 10/15/2028 (k)	350,000	347,600
Starwood Property Trust Inc 5.75% 1/15/2031 (k)	109,000	107,962
Starwood Property Trust Inc 5.875% 8/15/2029 (k)	150,000	150,633
Starwood Property Trust Inc 6% 4/15/2030 (k)	779,000	782,002
Starwood Property Trust Inc 6.125% 6/1/2031 (k)	40,000	40,084
Starwood Property Trust Inc 6.5% 10/15/2030 (k)	285,000	290,120
Starwood Property Trust Inc 6.5% 7/1/2030 (k)	287,000	292,024
Starwood Property Trust Inc 7.25% 4/1/2029 (k)	63,000	64,919
		2,145,038
TOTAL FINANCIALS		11,021,076
Health Care - 15.9%
Health Care Equipment & Supplies - 0.2%
DENTSPLY SIRONA Inc 8.375% 9/12/2055 (e)	147,000	146,257
Teleflex Inc 5.875% 1/15/2032 (k)	95,000	95,084
		241,341
Health Care Providers & Services - 12.6%
Accendra Health Inc 9% 6/15/2032 (k)	114,000	96,640
Accendra Health Inc 9.75% 6/15/2033 (k)	456,720	207,808
AMN Healthcare Inc 4% 4/15/2029 (k)	383,000	371,066
Centene Corp 3% 10/15/2030	530,000	477,927
Centene Corp 3.375% 2/15/2030	1,182,000	1,097,597
Centene Corp 4.625% 12/15/2029	340,000	331,447
CHS/Community Health Systems Inc 5.25% 5/15/2030 (k)	632,000	590,068
CHS/Community Health Systems Inc 6.125% 4/1/2030 (k)	323,000	276,082
CHS/Community Health Systems Inc 9.75% 1/15/2034 (k)	170,000	173,406
CVS Health Corp 6.75% 12/10/2054 (e)	2,739,000	2,809,519
CVS Health Corp 7% 3/10/2055 (e)	1,081,000	1,115,920
DaVita Inc 3.75% 2/15/2031 (k)	1,230,000	1,136,178
DaVita Inc 6.875% 9/1/2032 (k)	849,000	869,450
Encompass Health Corp 4.625% 4/1/2031	294,000	284,353
Humana Inc 6.625% 9/15/2056 (e)	1,101,000	1,091,633
LifePoint Health Inc 10% 6/1/2032 (k)	150,000	145,322
Molina Healthcare Inc 3.875% 11/15/2030 (k)	732,000	679,488
Molina Healthcare Inc 6.25% 1/15/2033 (k)	1,134,000	1,127,998
Molina Healthcare Inc 6.5% 2/15/2031 (k)	523,000	531,353
Pediatrix Medical Group Inc 5.375% 2/15/2030 (k)	1,112,000	1,102,832
Tenet Healthcare Corp 5.5% 11/15/2032 (k)	1,520,000	1,499,876
Tenet Healthcare Corp 6% 11/15/2033 (k)	468,000	469,392
Tenet Healthcare Corp 6.125% 10/1/2028	1,316,000	1,317,255
US Acute Care Solutions LLC 9.75% 5/15/2029 (k)	564,000	552,853
		18,355,463
Health Care Technology - 1.4%
IQVIA Inc 5% 10/15/2026 (k)	607,000	606,977
IQVIA Inc 5% 5/15/2027 (k)	1,080,000	1,079,827
IQVIA Inc 6.25% 6/1/2032 (k)	386,000	392,990
		2,079,794
Life Sciences Tools & Services - 1.6%
Charles River Laboratories International Inc 3.75% 3/15/2029 (k)	761,000	733,977
Charles River Laboratories International Inc 4.25% 5/1/2028 (k)	1,505,000	1,485,093
Fortrea Holdings Inc 7.5% 7/1/2030 (k)	63,000	64,208
		2,283,278
Pharmaceuticals - 0.1%
Organon & Co / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/2028 (k)	170,000	168,300
TOTAL HEALTH CARE		23,128,176
Industrials - 6.1%
Aerospace & Defense - 0.6%
ATI Inc 4.875% 10/1/2029	738,000	730,461
ATI Inc 7.25% 8/15/2030	141,000	146,209
		876,670
Air Freight & Logistics - 0.1%
Rand Parent LLC 8.5% 2/15/2030 (k)	115,000	118,607
Building Products - 0.7%
Advanced Drainage Systems Inc 5.375% 3/1/2034 (k)	125,000	121,306
Advanced Drainage Systems Inc 6.375% 6/15/2030 (k)	525,000	529,081
Camelot Return Merger Sub Inc 8.75% 8/1/2028 (k)	664,000	345,280
		995,667
Commercial Services & Supplies - 2.9%
ADT Security Corp/The 5.875% 10/15/2033 (k)	163,000	159,447
Artera Services LLC 8.5% 2/15/2031 (k)	734,000	628,844
Brand Industrial Services Inc 10.375% 8/1/2030 (k)	1,168,000	1,022,231
OT Midco Inc 10% 2/15/2030 (k)	110,000	33,000
Reworld Holding Corp 4.875% 12/1/2029 (k)	2,470,000	2,381,344
		4,224,866
Construction & Engineering - 0.4%
AECOM 6% 8/1/2033 (k)	192,000	191,347
Granite Construction Inc 6.375% 6/15/2034 (k)	80,000	80,603
Railworks Holdings LP / Railworks Rally Inc 8.25% 11/15/2028 (k)	320,000	318,402
		590,352
Electrical Equipment - 0.2%
WESCO Distribution Inc 5.25% 4/15/2031 (k)	120,000	118,000
WESCO Distribution Inc 5.5% 4/15/2034 (k)	160,000	155,665
		273,665
Machinery - 0.2%
Columbus McKinnon Corp/NY 7.125% 2/1/2033 (k)	130,000	131,547
Terex Corp 6.25% 10/15/2032 (k)	215,000	216,998
		348,545
Passenger Airlines - 0.1%
JetBlue Airways Corp / JetBlue Loyalty LP 9.875% 9/20/2031 (k)	226,000	194,067
Trading Companies & Distributors - 0.7%
Herc Holdings Inc 5.75% 3/15/2031 (k)	95,000	94,775
Herc Holdings Inc 6% 3/15/2034 (k)	165,000	162,707
Herc Holdings Inc 7% 6/15/2030 (k)	161,000	166,547
Herc Holdings Inc 7.25% 6/15/2033 (k)	149,000	154,086
United Rentals North America Inc 6.125% 3/15/2034 (k)	462,000	469,514
		1,047,629
Transportation Infrastructure - 0.2%
Carrix Inc 6.125% 8/1/2033 (k)	260,000	259,778
TOTAL INDUSTRIALS		8,929,846
Information Technology - 5.6%
IT Services - 2.0%
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (k)	246,000	233,306
Cogent Communications Group LLC / Cogent Finance Inc 7% 6/15/2027 (k)	166,000	158,040
CoreWeave Inc 9% 2/1/2031 (k)	610,000	547,165
CoreWeave Inc 9.25% 6/1/2030 (k)	21,000	19,501
CoreWeave Inc 9.625% 7/15/2032 (k)	165,000	145,583
CoreWeave Inc 9.75% 10/1/2031 (k)	315,000	281,681
Go Daddy Operating Co LLC / GD Finance Co Inc 3.5% 3/1/2029 (k)	1,633,000	1,548,196
		2,933,472
Semiconductors & Semiconductor Equipment - 2.5%
Entegris Inc 5.95% 6/15/2030 (k)	2,484,000	2,506,465
ON Semiconductor Corp 3.875% 9/1/2028 (k)	914,000	892,101
Wolfspeed Inc 7% 6/15/2031 pay-in-kind (e)	284,675	241,974
		3,640,540
Software - 1.0%
Cloud Software Group LLC 9% 9/30/2029 (k)	735,000	736,931
Oracle Corp 3.6% 4/1/2040	892,000	618,250
Oracle Corp 6.55% 2/4/2046	105,000	93,813
		1,448,994
Technology Hardware, Storage & Peripherals - 0.1%
Seagate Data Storage Technology Pte Ltd 4.125% 1/15/2031	40,000	37,799
Seagate Data Storage Technology Pte Ltd 5.75% 12/1/2034	126,000	125,189
		162,988
TOTAL INFORMATION TECHNOLOGY		8,185,994
Materials - 5.4%
Chemicals - 4.1%
Advancion Sciences Inc 9.25% 11/1/2026 pay-in-kind (e)(k)	275,091	220,073
Celanese US Holdings LLC 6.75% 4/15/2033	607,000	617,885
Celanese US Holdings LLC 7.375% 2/15/2034	316,000	327,358
Celanese US Holdings LLC 7.7% 11/15/2033 (e)	351,000	374,792
GPD Cos Inc 12.5% 12/31/2029 pay-in-kind (k)	144,667	94,504
Mativ Holdings Inc 8% 10/1/2029 (k)	270,000	276,615
Olin Corp 5% 2/1/2030	1,359,000	1,314,759
Olin Corp 6.625% 4/1/2033 (k)	1,177,000	1,154,860
Olympus Water US Holding Corp 6.75% 8/1/2032 (k)	765,000	753,727
Olympus Water US Holding Corp 7.25% 2/15/2033 (k)	718,000	718,842
Tronox Inc 4.625% 3/15/2029 (k)	235,000	157,483
		6,010,898
Construction Materials - 1.1%
Global Infrastructure Solutions Inc 6.375% 7/15/2034 (k)	185,000	185,931
Quikrete Holdings Inc 6.375% 3/1/2032 (k)	857,000	867,679
Quikrete Holdings Inc 6.75% 3/1/2033 (k)	488,000	495,735
		1,549,345
Metals & Mining - 0.2%
Commercial Metals Co 5.75% 11/15/2033 (k)	155,000	152,576
Commercial Metals Co 6% 12/15/2035 (k)	109,000	107,636
		260,212
TOTAL MATERIALS		7,820,455
Real Estate - 1.6%
Diversified REITs - 0.3%
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (k)	260,000	267,155
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 8.625% 6/15/2032 (k)	135,000	138,715
		405,870
Health Care REITs - 0.5%
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029	228,000	174,109
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	412,000	404,714
MPT Operating Partnership LP / MPT Finance Corp 9.25% 2/15/2032 (k)	194,948	189,128
		767,951
Hotel & Resort REITs - 0.0%
RHP Hotel Properties LP / RHP Finance Corp 6.25% 2/15/2035 (k)	125,000	125,689
Real Estate Management & Development - 0.8%
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (k)	325,000	326,696
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (k)	490,000	484,366
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (k)	235,000	251,789
Taylor Morrison Communities Inc 5.75% 11/15/2032 (k)	155,000	158,409
		1,221,260
TOTAL REAL ESTATE		2,520,770
Utilities - 9.8%
Electric Utilities - 8.0%
DPL LLC/Ohio 4.35% 4/15/2029	1,248,000	1,210,904
Edison International 4.8% 3/15/2031	75,000	71,711
Edison International 7.875% 6/15/2054 (e)	669,000	677,772
Edison International 8.125% 6/15/2053 (e)	237,000	240,713
NRG Energy Inc 5.75% 1/15/2034 (k)	410,000	399,105
NRG Energy Inc 5.75% 7/15/2029 (k)	127,000	126,798
NRG Energy Inc 5.875% 5/15/2034 (k)	358,000	349,062
NRG Energy Inc 6% 1/15/2036 (k)	455,000	442,511
NRG Energy Inc 6% 2/1/2033 (k)	694,000	690,775
NRG Energy Inc 6.125% 5/15/2036 (k)	170,000	166,566
NRG Energy Inc 6.25% 11/1/2034 (k)	719,000	716,936
PG&E Corp 5.25% 7/1/2030	1,690,000	1,644,457
PG&E Corp 6.85% 9/15/2056 (e)	368,000	360,603
PG&E Corp 7.375% 3/15/2055 (e)	1,258,000	1,264,311
XPLR Infrastructure Operating Partners LP 4.5% 9/15/2027 (k)	1,371,000	1,360,457
XPLR Infrastructure Operating Partners LP 7.25% 1/15/2029 (k)	479,000	495,148
XPLR Infrastructure Operating Partners LP 7.75% 4/15/2034 (k)	478,000	506,313
XPLR Infrastructure Operating Partners LP 8.375% 1/15/2031 (k)	475,000	505,846
XPLR Infrastructure Operating Partners LP 8.625% 3/15/2033 (k)	356,000	381,452
		11,611,440
Independent Power and Renewable Electricity Producers - 1.8%
AES Corp/The 6.95% 7/15/2055 (e)	301,000	296,816
Sunnova Energy Corp 5.875% (c)(g)(k)	179,000	447
TerraForm Power Operating LLC 4.75% 1/15/2030 (k)	2,388,000	2,295,763
		2,593,026
TOTAL UTILITIES		14,204,466
TOTAL UNITED STATES		114,073,603
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $125,721,870)		124,145,808

Non-Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Information Technology - 0.1%
Software - 0.1%
Strategy Inc 10.25% (j) (Cost $98,889)	1,088	105,513

Preferred Securities - 0.4%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.4%
Financials - 0.1%
Banks - 0.1%
BW Real Estate Inc 9.5% (e)(k)(m)	100,000	102,253
Insurance - 0.0%
Alliant Holdings LP 10.5% (c)(e)(m)	16,452	16,638
TOTAL FINANCIALS		118,891
Industrials - 0.3%
Trading Companies & Distributors - 0.3%
Sumisho Air Lease Corp 4.125% (e)(m)	510,000	509,299
TOTAL UNITED STATES		628,190
TOTAL PREFERRED SECURITIES (Cost $621,674)		628,190

Money Market Funds - 0.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (n) (Cost $831,574)	3.69	831,407	831,574

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $145,999,067)	144,318,211
NET OTHER ASSETS (LIABILITIES) - 0.9%	1,279,847
NET ASSETS - 100.0%	145,598,058

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $64,092 and $62,412, respectively.

(i)	A coupon rate of 0% signifies an unsettled loan. The coupon rate will be determined upon settlement of the loan after period end.
(j)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(k)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $96,373,392 or 66.2% of net assets.

(l)	Zero coupon bond which is issued at a discount.
(m)	Security is perpetual in nature with no stated maturity date.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	338,417	35,880,542	35,387,349	65,808	(36)	-	831,574	831,407
	338,417	35,880,542	35,387,349	65,808	(36)	-	831,574

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Bank Loan Obligations
Communication Services	306,012	-	306,012	-
Consumer Discretionary	2,963,341	-	2,963,341	-
Consumer Staples	46,411	-	45,156	1,255
Energy	1,028,708	-	951,565	77,143
Financials	822,903	-	756,029	66,874
Health Care	2,284,543	-	2,283,501	1,042
Industrials	1,646,245	-	1,646,245	-
Information Technology	1,305,272	-	1,305,272	-
Materials	3,873,331	-	3,873,331	-
Utilities	192,298	-	-	192,298

Common Stocks
Communication Services	77,031	77,031	-	-
Health Care	233,187	228,959	-	4,228
Materials	141,491	141,491	-	-
Real Estate	222,254	-	-	222,254

Convertible Corporate Bonds
Energy	805,888	-	805,888	-
Industrials	359,328	-	359,328	-
Information Technology	1,646,437	-	1,646,437	-

Convertible Preferred Stocks
Communication Services	229,288	229,288	-	-
Consumer Discretionary	148,396	148,396	-	-
Financials	99,306	-	-	99,306
Information Technology	175,456	175,456	-	-

Non-Convertible Corporate Bonds
Communication Services	12,271,118	-	12,271,118	-
Consumer Discretionary	16,107,625	-	16,107,510	115
Consumer Staples	2,816,945	-	2,816,945	-
Energy	12,105,875	-	12,105,875	-
Financials	11,021,076	-	11,021,076	-
Health Care	23,183,583	-	23,183,583	-
Industrials	9,217,347	-	9,217,347	-
Information Technology	8,185,994	-	8,185,994	-
Materials	12,071,639	-	12,071,639	-
Real Estate	2,520,770	-	2,520,770	-
Utilities	14,643,836	-	14,643,389	447

Non-Convertible Preferred Stocks
Information Technology	105,513	105,513	-	-

Preferred Securities
Financials	118,891	-	102,253	16,638
Industrials	509,299	-	509,299	-

Money Market Funds	831,574	831,574	-	-
Total Investments in Securities:	144,318,211	1,937,708	141,698,903	681,600
Financial Statements

Statement of Assets and Liabilities

As of August 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$143,486,637
Investments in securities, at value - affiliated issuers	831,574
Receivable for investments sold	2,221,147
Dividends receivable	1,910
Interest receivable	2,311,528
Distributions receivable from affiliated funds	6,101
Other receivables	1,545
Total assets	148,860,442
Liabilities
Payable to custodian bank	17,874
Payable for investments purchased	2,466,618
Distributions payable	710,875
Accrued management fee	67,017
Total liabilities	3,262,384
Net Assets	$145,598,058
Net assets consist of:
Paid in capital	145,962,029
Total accumulated earnings (loss)	(363,971)
Net Assets	$145,598,058

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($145,598,058/3,025,000 shares)	$48.13

Other Information
Unaffiliated issuers, cost	145,167,493
Affiliated issuers, cost	831,574
Statement of Operations

Year ended August 31, 2026

Investment Income
Dividends - unaffiliated issuers	$53,621
Dividends - affiliated issuers	65,808
Interest	7,246,972
Total investment income	7,366,401
Expenses
Management fee	567,853
Independent trustees' fees and expenses	286
Total expenses	568,139
Expense reductions	(2,763)
Total expenses after reductions	565,376
Net investment income (loss)	6,801,025
Net realized gain (loss)
Investments - unaffiliated issuers	1,434,477
Investments - affiliated issuers	(36)
Foreign currency transactions	1,115
Net realized gain (loss)	1,435,556
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(2,317,536)
Assets and liabilities in foreign currencies	176
Total change in net unrealized appreciation (depreciation)	(2,317,360)
Net gain (loss)	(881,804)
Net increase (decrease) in net assets resulting from operations	$5,919,221

Statement of Changes in Net Assets
	Year ended August 31, 2026	Year ended August 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,801,025	$2,932,932
Net realized gain (loss)	1,435,556	317,058
Change in net unrealized appreciation (depreciation)	(2,317,360)	209,383
Net increase (decrease) in net assets resulting from operations	$5,919,221	$3,459,373
Distributions to shareholders
Distributions to shareholders	(6,653,625)	(2,926,125)
Total distributions	(6,653,625)	(2,926,125)
Net increase (decrease) in net assets resulting from share transactions	89,771,276	28,723,871
Total increase (decrease) in net assets	89,036,872	29,257,119
Net Assets
Beginning of period	56,561,186	27,304,067
End of period	$145,598,058	$56,561,186
Financial Highlights
Fidelity® Sustainable High Yield ETF

Years ended August 31,	2026	2025	2024	2023	2022 A
Selected Per Share Data
Net asset value, beginning of period	$48.14	$47.49	$45.23	$45.26	$50.00
Income from Investment Operations
Net investment income (loss) B, C	3.18	3.29	3.20	3.05	1.40
Net realized and unrealized gain (loss)	(.16)	.55	2.16	(.10)	(4.75)
Total from investment operations	3.02	3.84	5.36	2.95	(3.35)
Distributions
Distributions from net investment income	(3.03)	(3.19)	(3.10)	(2.98)	(1.39)
Total distributions	(3.03)	(3.19)	(3.10)	(2.98)	(1.39)
Net asset value, end of period	$48.13	$48.14	$47.49	$45.23	$45.26
Total Return D, E, F	6.45%	8.40%	12.33%	6.83%	(6.78)%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	.55%	.55%	.56%	.55%	.55% I
Ratio of expenses to average net assets net of fee waivers, if any	.55%	.55%	.56%	.55%	.55% I
Ratio of expenses to average net assets net of all reductions, if any	.55%	.55%	.56%	.55%	.55% I
Ratio of net investment income (loss) to average net assets	6.57%	6.95%	6.95%	6.78%	5.49% I
Net assets, end of period	$145,598,058	$56,561,186	$27,304,067	$9,046,233	$9,051,505
Portfolio turnover rate K	99% J	104% J	71% J	48%	24% L

AFor the period February 15, 2022 (commencement of operations) through August 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DBased on net asset value.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns for periods of less than one year are not annualized.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LAmount not annualized.
Notes to Financial Statements

For the period ended August 31, 2026

  1. Organization.
Fidelity® Sustainable High Yield ETF (the Fund) is an exchange-traded fund of Fidelity Covington Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Bank Loan Obligations, Convertible Corporate Bonds, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the Exchange listed below, normally 4:00p.m. Eastern time and includes trades executed through the end of the prior business day.

Exchange
Fidelity® Sustainable High Yield ETF	NYSE Arca, Inc.

Gains and losses on securities sold are determined on the basis of identified cost.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Payment in kind (PIK) income is accrued as earned and capitalized to the cost basis of the related debt security.

Certain fees are earned in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as interest in the financial statements.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of August 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, certain conversion ratio adjustments, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Sustainable High Yield ETF	146,001,099	1,625,165	(3,308,053)	(1,682,888)

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Sustainable High Yield ETF	862,158	456,586	(1,682,712)

The tax character of distributions paid was as follows:

August 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® Sustainable High Yield ETF	6,653,625	6,653,625

August 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity® Sustainable High Yield ETF	2,926,125	2,926,125

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Sustainable High Yield ETF	93,005,273	88,621,299

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity® Sustainable High Yield ETF	82,542,793	-

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® Sustainable High Yield ETF	0.55

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Sustainable High Yield ETF	45

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Sustainable High Yield ETF	79,041	36,351	7,629

  5. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Sustainable High Yield ETF	2,763

  6. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	August 31, 2026	August 31, 2025
Fidelity® Sustainable High Yield ETF
Fidelity® Sustainable High Yield ETF	6,653,625	2,926,125
Total	6,653,625	2,926,125

  7. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Funds of all or a portion of the applicable deposit securities. In these circumstances, the Authorized Participant provides collateral to the custodian, on behalf of the Funds, in an amount up to 115% of the daily mark-to-market value of the deposit securities not yet received.

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	August 31, 2026	August 31, 2025	August 31, 2026	August 31, 2025

Fidelity® Sustainable High Yield ETF
Shares sold	1,875,000	650,000	90,975,522	30,994,139
Shares redeemed	(25,000)	(50,000)	(1,204,246)	(2,270,268)
Net increase (decrease)	1,850,000	600,000	89,771,276	28,723,871

  8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Sustainable High Yield ETF

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable High Yield ETF (one of the funds constituting Fidelity Covington Trust, referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2026 and for the period February 15, 2022 (commencement of operations) through August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the four years in the period ended August 31, 2026 and for the period February 15, 2022 (commencement of operations) through August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2026, $456,586, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $3,123,383 of distributions paid in the calendar 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $6,653,625 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable High Yield ETF
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under a separate agreement covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, the fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via the Fidelity mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons of the fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
The Board considered that the fund has an all-inclusive management fee structure, which covers expenses for services beyond portfolio management, and that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board considered that, due to a limited number of ESG peers, the fund's total peer group is primarily traditional actively-managed high yield ETFs. The Board noted that the fund's total expense ratio is equal to that of the only other high yield ESG competitor in the peer group. The Board noted that, although total expenses ranked above both its total peer group and asset-sized peer group medians, Fidelity believes the fees charged are reasonable for the overall value of services shareholders receive.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9904449.104
SHY-ANN-1026
Fidelity® CLO ETF

Annual Report
August 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® CLO ETF
Schedule of Investments August 31, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 95.3%
	Principal Amount (a)	Value ($)
BAILIWICK OF JERSEY - 8.7%
Brant Point CLO Ltd Series 2026-3A Class D2R, CME Term SOFR 3 month Index + 4.1%, 7.8292% 1/20/2039 (b)(c)(d)	500,000	493,726
Golden Tree Loan Management US CLO 1 Ltd Series 2026-12A Class DR2, CME Term SOFR 3 month Index + 2.55%, 6.2792% 7/20/2037 (b)(c)(d)	450,000	453,212
GoldenTree Loan Management US CLO Ltd Series 2026-21A Class DJR, CME Term SOFR 3 month Index + 4%, 7.7292% 10/20/2039 (b)(c)(d)	250,000	250,264
Ocp CLO Aegis Ltd Series 2026-39A Class CR, CME Term SOFR 3 month Index + 1.65%, 5.4429% 4/16/2038 (b)(c)(d)	400,000	399,794
Ocp CLO Aegis Ltd Series 2026-39A Class D1R, CME Term SOFR 3 month Index + 2.6%, 6.3929% 4/16/2038 (b)(c)(d)	500,000	501,128
OCP CLO Ltd Series 2026-31A Class D2R, CME Term SOFR 3 month Index + 3.6%, 7.3292% 4/20/2039 (b)(c)(d)	625,000	620,291
TOTAL BAILIWICK OF JERSEY		2,718,415
BERMUDA - 1.6%
RR Ltd Series 2026-25A Class C2R2, CME Term SOFR 3 month Index + 3.75%, 7.5029% 4/15/2041 (b)(c)(d)	500,000	496,593
GRAND CAYMAN (UK OVERSEAS TER) - 79.4%
720 East CLO X Ltd Series 2026-10A Class E, CME Term SOFR 3 month Index + 5.5%, 5.5% 10/20/2039 (b)(c)(d)(e)	375,000	375,039
Aimco CLO 14 Ltd Series 2025-14A Class E2R, CME Term SOFR 3 month Index + 6.5%, 10.2292% 10/20/2038 (b)(c)(d)	250,000	246,674
AIMCO CLO 23 Ltd Series 2025-23A Class C, CME Term SOFR 3 month Index + 1.7%, 5.4292% 4/20/2038 (b)(c)(d)	300,000	301,478
Aimco Series 2026-27A Class D2, CME Term SOFR 3 month Index + 3.4%, 7.0812% 4/20/2039 (b)(c)(d)	500,000	499,896
Anchorage Capital CLO 15 Ltd Series 2025-15A Class A1R2, CME Term SOFR 3 month Index + 1.41%, 5.1392% 7/20/2038 (b)(c)(d)	250,000	250,637
Anchorage Capital CLO Ltd Series 2026-37A Class D, CME Term SOFR 3 month Index + 3.1%, 6.8079% 4/20/2039 (b)(c)(d)	625,000	627,074
Apidos Clo Xxxvi Series 2025-36A Class D2R, CME Term SOFR 3 month Index + 3.6%, 7.3292% 1/20/2039 (b)(c)(d)	250,000	249,148
Arini US CLO VI Ltd Series 2026-6A Class E, CME Term SOFR 3 month Index + 5.65%, 9.33% 7/15/2039 (b)(c)(d)	500,000	507,162
Bain Capital Credit Clo Ltd Series 2025-4A Class DRR, CME Term SOFR 3 month Index + 2.9%, 6.6522% 4/23/2035 (b)(c)(d)	370,000	362,001
Balboa Bay Loan Funding Ltd Series 2026-1A Class D1R, CME Term SOFR 3 month Index + 2.6%, 6.3292% 7/20/2037 (b)(c)(d)	500,000	499,678
Blue Owl BSL CLO Ltd Series 2026-1A Class D1, CME Term SOFR 3 month Index + 2.85%, 6.5792% 1/20/2039 (b)(c)(d)	300,000	299,399
Bluemountain CLO XXII Ltd Series 2018-22A Class A1, CME Term SOFR 3 month Index + 1.3416%, 5.0945% 7/15/2031 (b)(c)(d)	6,899	6,900
Bluemountain CLO XXIV Ltd Series 2021-24A Class D2R, CME Term SOFR 3 month Index + 5.0116%, 8.7408% 4/20/2034 (b)(c)(d)	250,000	246,608
Canyon Capital CLO Ltd Series 2025-1A Class AR, CME Term SOFR 3 month Index + 1.05%, 4.8029% 4/15/2034 (b)(c)(d)	249,424	249,611
Capital Four US CLO V Ltd Series 2026-5A Class D1, CME Term SOFR 3 month Index + 2.95%, 6.6743% 7/15/2037 (b)(c)(d)	250,000	249,932
Carval Clo II Ltd / Carval Clo II LLC Series 2024-1A Class CR2, CME Term SOFR 3 month Index + 1.8%, 5.5292% 4/20/2032 (b)(c)(d)	250,000	250,221
Carval CLO III Ltd / Carval CLO III LLC Series 2025-2A Class DR2, CME Term SOFR 3 month Index + 2.5%, 6.2292% 7/20/2032 (b)(c)(d)	600,000	600,428
CIFC Funding Ltd Series 2025-1A Class D1R, CME Term SOFR 3 month Index + 2.6%, 6.3529% 10/15/2038 (b)(c)(d)	300,000	302,864
CIFC Funding Ltd Series 2025-2A Class A1R, CME Term SOFR 3 month Index + 0.97%, 4.6992% 4/19/2035 (b)(c)(d)	500,000	500,048
Diameter Capital CLO Series 2026-6A Class ER, CME Term SOFR 3 month Index + 6%, 9.7529% 4/15/2039 (b)(c)(d)	250,000	253,291
Elmwood CLO 25 Ltd Series 2026-1A Class DR, CME Term SOFR 3 month Index + 2.8%, 6.5495% 4/17/2037 (b)(c)(d)	625,000	627,694
Elmwood CLO Ltd Series 2025-13A Class E1, CME Term SOFR 3 month Index + 4.75%, 8.4995% 1/17/2038 (b)(c)(d)	750,000	750,278
Fortress Credit BSL Ltd Series 2025-1A Class BR, CME Term SOFR 3 month Index + 1.85%, 5.6022% 4/23/2036 (b)(c)(d)	250,000	250,038
Galaxy CLO Ltd Series 2024-33A Class D1, CME Term SOFR 3 month Index + 3.55%, 7.2792% 4/20/2037 (b)(c)(d)	750,000	750,923
Galaxy CLO Ltd Series 2026-32A Class D1R, CME Term SOFR 3 month Index + 2.95%, 6.6792% 1/20/2039 (b)(c)(d)	625,000	625,539
Garnet Series 2025-4A Class E, CME Term SOFR 3 month Index + 5%, 8.7292% 1/20/2039 (b)(c)(d)	500,000	500,550
GCM CLO Series 2026-1A Class E, CME Term SOFR 3 month Index + 5.5%, 9.1958% 7/20/2039 (b)(c)(d)	150,000	151,220
Kennedy Lewis CLO 19 Ltd Series 2025-19A Class E, CME Term SOFR 3 month Index + 6%, 9.7332% 4/22/2036 (b)(c)(d)	250,000	250,372
Kkr CLO 26 Ltd Series 2025-26 Class ARR, CME Term SOFR 3 month Index + 1.1%, 4.8529% 10/15/2034 (b)(c)(d)	250,000	250,158
Kkr CLO Ltd Series 2025-25 Class AR2, CME Term SOFR 3 month Index + 0.95%, 4.7029% 7/15/2034 (b)(c)(d)	450,000	450,032
Magnetite XXI Ltd Series 2026-21A Class CR2, CME Term SOFR 3 month Index + 1.55%, 5.2792% 4/20/2034 (b)(c)(d)	500,000	500,003
Magnetite XXI Ltd Series 2026-21A Class DR2, CME Term SOFR 3 month Index + 2.4%, 6.1292% 4/20/2034 (b)(c)(d)	500,000	499,098
Magnetite XXII Ltd / Magnetite XXII LLC Series 2024-22A Class BRR, CME Term SOFR 3 month Index + 1.6%, 5.3529% 7/15/2036 (b)(c)(d)	400,000	399,997
Magnetite XXII Ltd / Magnetite XXII LLC Series 2024-22A Class DRR, CME Term SOFR 3 month Index + 2.9%, 6.6529% 7/15/2036 (b)(c)(d)	140,000	140,021
Magnetite XXXIV Ltd Series 2025-34A Class D1R, CME Term SOFR 3 month Index + 2.55%, 6.3029% 1/15/2038 (b)(c)(d)	250,000	250,553
Midocean Credit Clo Xxii Series 2026-22A Class E, CME Term SOFR 3 month Index + 4.9%, 8.6292% 4/20/2039 (b)(c)(d)	625,000	620,864
Navesink CLO 3 Ltd / Navesink CLO 3 LLC Series 2026-3A Class D2R, CME Term SOFR 3 month Index + 4.35%, 8.0358% 7/15/2037 (b)(c)(d)	250,000	250,027
Neuberger Berman Ln Advisers CLO 54 Ltd / Neuberger Berman Ln Advisers CLO 54 LLC Series 2026-54A Class DR, CME Term SOFR 3 month Index + 2.8%, 6.5522% 4/23/2038 (b)(c)(d)	325,000	324,958
Neuberger Berman Loan Advisers CLO 46 Ltd Series 2025-46A Class CR, CME Term SOFR 3 month Index + 1.75%, 5.4792% 1/20/2037 (b)(c)(d)	655,000	655,912
Obra CLO 4 Ltd / LLC Series 2026-4A Class D, CME Term SOFR 3 month Index + 3.3%, 6.9794% 7/20/2039 (b)(c)(d)	150,000	151,483
Obra CLO 4 Ltd Series 2026-4A Class E, CME Term SOFR 3 month Index + 6.75%, 10.4294% 7/20/2039 (b)(c)(d)	500,000	510,390
OFSI BSL Xi Ltd Series 2024-10A Class AR, CME Term SOFR 3 month Index + 1.27%, 4.9992% 4/20/2034 (b)(c)(d)	430,359	430,590
OHA Credit Funding 7 Ltd / OHA Credit Funding 7 LLC Series 2025-7A Class D2R2, CME Term SOFR 3 month Index + 4.05%, 7.7792% 7/19/2038 (b)(c)(d)	250,000	250,082
OHA Credit Partners VII Ltd Series 2025-7A Class D1R4, CME Term SOFR 3 month Index + 2.5%, 6.2332% 2/20/2038 (b)(c)(d)	325,000	325,635
Palmer Square Loan Funding Ltd Series 2026-1A Class D, CME Term SOFR 3 month Index + 5%, 8.6944% 7/15/2034 (b)(c)(d)	500,000	500,017
Pikes Peak CLO 6 / Pikes Peak CLO 6 LLC Series 2025-6A Class DRR, CME Term SOFR 3 month Index + 2.5%, 6.2277% 5/18/2034 (b)(c)(d)	500,000	494,102
Pixley Park CLO Ltd Series 2025-1A Class D2, CME Term SOFR 3 month Index + 3.85%, 7.6029% 1/15/2037 (b)(c)(d)	250,000	246,036
Post CLO VIII Ltd Series 2026-1A Class E, 9.1582% 7/20/2039 (c)(d)	500,000	502,169
Regatta 36 Fdg Ltd / Regatta 36 Fdg LLC Series 2026-1A Class D2, 8.5% 4/15/2039 (c)	250,000	239,989
Rockford Tower CLO Ltd Series 2025-1A Class CR, CME Term SOFR 3 month Index + 1.95%, 5.6792% 7/20/2035 (b)(c)(d)	350,000	350,336
Rowe CLO Ltd Series 2026-2A Class D1, CME Term SOFR 3 month Index + 2.7%, 6.5323% 7/20/2039 (b)(c)(d)	350,000	350,073
Rowe CLO Ltd Series 2026-2A Class D2, CME Term SOFR 3 month Index + 4.25%, 8.0823% 7/20/2039 (b)(c)(d)	350,000	350,072
RR 31 Ltd Series 2024-31A Class D, CME Term SOFR 3 month Index + 6%, 9.7529% 10/15/2039 (b)(c)(d)	500,000	500,983
RR 46 LTD Series 2026-46A Class D, CME Term SOFR 3 month Index + 5%, 8.8108% 7/15/2039 (b)(c)(d)	250,000	250,493
Sandstone Peak III Ltd Series 2026-1A Class D2R, 8.565% 4/25/2037 (c)	650,000	635,465
Sculptor CLO XXXVIII Ltd Series 2026-38A Class D2, CME Term SOFR 3 month Index + 4.7%, 8.4573% 7/20/2039 (b)(c)(d)	200,000	199,532
Signal Peak CLO Ltd Series 2024-11A Class D1, CME Term SOFR 3 month Index + 3.1%, 6.8292% 7/18/2037 (b)(c)(d)	500,000	501,014
Sixth Street Clo 27 Ltd Series 2024-27A Class D1, CME Term SOFR 3 month Index + 2.8%, 6.5495% 1/17/2038 (b)(c)(d)	300,000	301,088
Sixth Street CLO VIII Ltd Series 2024-8A Class BR2, CME Term SOFR 3 month Index + 1.8%, 5.5292% 10/20/2034 (b)(c)(d)	479,050	479,716
Sixth Street CLO XV Ltd Series 2024-15A Class CR, CME Term SOFR 3 month Index + 2%, 5.7751% 10/24/2037 (b)(c)(d)	250,000	250,476
Trestles CLO X Ltd Series 2026-10A Class D1, CME Term SOFR 3 month Index + 2.65%, 6.3792% 4/20/2039 (b)(c)(d)	625,000	620,684
Trestles Clo X Ltd Series 2026-10A Class E, CME Term SOFR 3 month Index + 4.9%, 8.6292% 4/20/2039 (b)(c)(d)	500,000	501,337
Trimaran Cavu Ltd Series 2026-2A Class CR, CME Term SOFR 3 month Index + 1.8%, 5.6102% 10/25/2034 (b)(c)(d)	300,000	300,405
Voya CLO Ltd Series 2026-1A Class D2, CME Term SOFR 3 month Index + 4.5%, 8.1666% 4/15/2039 (b)(c)(d)	500,000	503,942
TOTAL GRAND CAYMAN (UK OVERSEAS TER)		24,872,435
UNITED STATES - 5.6%
APL Finance DAC Series 2025-1A Class A, 4.81% 3/20/2036 (c)	188,837	187,428
Battalion CLO XIX Ltd Series 2026-19A Class BR, CME Term SOFR 3 month Index + 1.6%, 5.3529% 4/15/2034 (b)(c)(d)	250,000	250,236
Navesink CLO 3 Ltd Series 2026-3A, CME Term SOFR 3 month Index + 5.9%, 9.5858% 7/15/2037 (b)(c)(d)	375,000	375,061
Sierra Timeshare Receivables Funding LLC Series 2026-2A Class D, 7.19% 5/20/2043 (c)	469,569	468,808
U S Bank Natl Assn Series 2026-SUP1 Class E, U.S. 30-Day Avg. SOFR Index + 3.5%, 7.1432% 6/27/2033 (b)(c)(d)	224,451	224,451
Zais CLO 17 Ltd Series 2024-17A Class A1R, CME Term SOFR 3 month Index + 1.55%, 5.2792% 10/20/2037 (b)(c)(d)	250,000	250,203
TOTAL UNITED STATES		1,756,187
TOTAL ASSET-BACKED SECURITIES (Cost $29,793,119)		29,843,630

Collateralized Mortgage Obligations - 2.5%
	Principal Amount (a)	Value ($)
UNITED STATES - 2.5%
Freddie Mac STACR REMIC Trust Series 2026-DNA1 Class A1, 4.4932% 2/25/2046 (c)(d) (Cost $775,000)	775,000	775,317

Fixed-Income Funds - 1.8%
	Shares	Value ($)
Fidelity AAA CLO ETF (f) (Cost $550,039)	10,960	550,576

Money Market Funds - 1.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g) (Cost $413,733)	3.69	413,692	413,774

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $31,531,891)	31,583,297
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(261,037)
NET ASSETS - 100.0%	31,322,260

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,618,947 or 97.8% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Affiliated fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity AAA CLO ETF	-	550,039	-	13,261	-	537	550,576	10,960
Fidelity Cash Central Fund	-	33,205,392	32,791,540	150,944	(119)	41	413,774	413,692
	-	33,755,431	32,791,540	164,205	(119)	578	964,350

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	29,843,630	-	29,843,630	-

Collateralized Mortgage Obligations	775,317	-	775,317	-

Fixed-Income Funds	550,576	550,576	-	-

Money Market Funds	413,774	413,774	-	-
Total Investments in Securities:	31,583,297	964,350	30,618,947	-
Financial Statements

Statement of Assets and Liabilities

As of August 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$30,618,947
Investments in securities, at value - affiliated issuers	964,350
Cash	1
Interest receivable	298,972
Distributions receivable from affiliated funds	5,615
Total assets	31,887,885
Liabilities
Payable for investments purchased, delayed delivery	375,000
Distributions payable	190,625
Total liabilities	565,625
Net Assets	$31,322,260
Net assets consist of:
Paid in capital	31,277,634
Total accumulated earnings (loss)	44,626
Net Assets	$31,322,260

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($31,322,260/625,000 shares)	$50.12

Other Information
Unaffiliated issuers, cost	30,568,119
Affiliated issuers, cost	963,772
Statement of Operations

For the period February 10, 2026 (commencement of operations) through August 31, 2026

Investment Income
Dividends - affiliated issuers	$164,205
Interest	722,040
Total investment income	886,245
Expenses
Management fee	67,935
Independent trustees' fees and expenses	31
Total expenses	67,966
Expense reductions	(67,935)
Total expenses after reductions	31
Net investment income (loss)	886,214
Net realized gain (loss)
Investments - unaffiliated issuers	(7,650)
Investments - affiliated issuers	(119)
Net realized gain (loss)	(7,769)
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	50,828
Investments - affiliated issuers	578
Total change in net unrealized appreciation (depreciation)	51,406
Net gain (loss)	43,637
Net increase (decrease) in net assets resulting from operations	$929,851

Statement of Changes in Net Assets
For the period February 10, 2026 (commencement of operations) through August 31, 2026
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$886,214
Net realized gain (loss)	(7,769)
Change in net unrealized appreciation (depreciation)	51,406
Net increase (decrease) in net assets resulting from operations	929,851
Distributions to shareholders
Distributions to shareholders	(885,225)
Total distributions	(885,225)
Net increase (decrease) in net assets resulting from share transactions	31,277,634
Total increase (decrease) in net assets	31,322,260
Net Assets
Beginning of period	-
End of period	$31,322,260
Financial Highlights
Fidelity® CLO ETF

Years ended August 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$50.00
Income from Investment Operations
Net investment income (loss) B, C	1.64
Net realized and unrealized gain (loss)	.07
Total from investment operations	1.71
Distributions
Distributions from net investment income	(1.59)
Total distributions	(1.59)
Net asset value, end of period	$50.12
Total Return D, E, F	3.47%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	.45% I
Ratio of expenses to average net assets net of fee waivers, if any	-% I, J
Ratio of expenses to average net assets net of all reductions, if any	-% I, J
Ratio of net investment income (loss) to average net assets	5.87% I
Net assets, end of period	$31,322,260
Portfolio turnover rate L	46% I, K

AFor the period February 10, 2026 (commencement of operations) through August 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DBased on net asset value.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.
JAmount represents less than .005%.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended August 31, 2026

  1. Organization.
Fidelity® CLO ETF (the Fund) is an exchange-traded non-diversified fund of Fidelity Covington Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Asset-Backed Securities and Collateralized Mortgage Obligations are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the Exchange listed below, normally 4:00p.m. Eastern time and includes trades executed through the end of the prior business day.

Exchange
Fidelity® CLO ETF	The Nasdaq Stock Market LLC®

Gains and losses on securities sold are determined on the basis of identified cost.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of August 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® CLO ETF	31,531,891	106,364	(54,958)	51,406

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® CLO ETF	989	(7,769)	51,406

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® CLO ETF	(7,769)	-	(7,769)

The tax character of distributions paid was as follows:

August 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® CLO ETF (Commencement of operations February 10, 2026)	885,225	885,225

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® CLO ETF	35,743,691	5,663,461

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity® CLO ETF	1,049,877	-

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® CLO ETF	0.45

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Expense Reductions.
The investment adviser contractually agreed to waive management fee by certain levels of average net assets. During the period, this waiver reduced management fee as presented in the table below.

	Waiver (%)	Expiration Date	Waiver ($)
Fidelity® CLO ETF	0.45	January 31, 2027	67,935

  7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended ($)
August 31, 2026
Fidelity® CLO ETF
Fidelity® CLO ETF (Commencement of operations February 10, 2026)	885,225
Total	885,225

  8. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Funds of all or a portion of the applicable deposit securities. In these circumstances, the Authorized Participant provides collateral to the custodian, on behalf of the Funds, in an amount up to 115% of the daily mark-to-market value of the deposit securities not yet received.

	Shares	Dollars
	Year ended	Year ended ($)
	August 31, 2026	August 31, 2026

Fidelity® CLO ETF (Commencement of operations February 10, 2026)
Shares sold	625,000	31,277,634
Net increase (decrease)	625,000	31,277,634

  9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity CLO ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity CLO ETF (one of the funds constituting Fidelity Covington Trust, referred to hereafter as the "Fund") as of August 31, 2026, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 10, 2026 (commencement of operations) through August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, and the results of its operations, changes in its net assets, and the financial highlights for the period February 10, 2026 (commencement of operations) through August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 9.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $885,225 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity CLO ETF
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under a separate agreement covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, the fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via the Fidelity mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9921387.100
CLO-ANN-1026

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	November 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	November 6, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	November 6, 2026